UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 30, 2002

LINCOLN NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Indiana (State of Incorporation)	1-6028 (Commission File Number)	35-1140070 (I.R.S. Employer Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA 19102
(Address of principal executive offices)

Registrant’s telephone number 219-448-1400

Item 5

Statistical Report for the quarter ended June 30, 2002.

LINCOLN STATISTICAL REPORT

Second Quarter

2002

Lincoln Financial Group

This document is dated October 2, 2002. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

The Lincoln Statistical Report included herein is a revised report as of June 30, 2002. The key revisions from the Lincoln Statistical Report as of June 30, 2002 filed on Form 8-K on August 5, 2002 are the following:

—	Inclusion of a Roll Forward of Deferred Acquisition Costs for the Lincoln Retirement and Life Insurance segments for 2001 and the year-to-date June 30, 2002 and related quarters in those periods (Pages 13, 14, 17 and 18).

—	Inclusion of a splitout of the Lincoln Retirement Annuity Account Values for 2002 by Fixed Annuities—excluding fixed portion of variable contracts, Variable Annuities—including fixed portion of variable contracts and Fixed Portion of Variable Contracts (Pages 15 and 16).

—	Inclusion of Lincoln Retirement’s Average Daily Variable Annuity Account Values for 1999, 2000, 2001 and 2002 and the related quarters in those years (Pages 15 and 16).

06/30/02	PAGE 1

Financial Highlights
Unaudited [Amounts in Millions, except Per Share]

	For the Quarter Ended June 30				For the Six Months Ended June 30

	2002	2001			2002	2001
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Income from Operations
Lincoln Retirement*	47.8	90.8	(43.0)	(47.4%)	128.2	173.1	(44.9)	(25.9%)
Life Insurance	73.5	67.1	6.4	9.5%	144.6	135.7	8.9	6.6%
Investment Management	6.6	3.7	2.9	78.4%	14.6	6.1	8.5	139.3%
Lincoln UK	6.7	16.2	(9.5)	(58.6%)	21.1	30.6	(9.5)	(31.0%)
Corporate & Other**	(7.3)	(9.7)	2.4		(19.3)	1.2	(20.5)

Total Income from Operations	127.2	168.1	(40.9)	(24.3%)	289.2	346.7	(57.5)	(16.6%)

Realized gains (losses) on investments	(52.7)	(11.4)	(41.3)		(120.3)	(24.8)	(95.5)
Gains (losses) on derivatives	0.3	0.2	0.1		0.4	0.1	0.3
Reserve increase on business sold through reinsurance	(14.4)	0.0	(14.4)		(14.4)	0.0	(14.4)
Restructuring charges	(1.0)	(3.9)	2.9		(1.0)	(4.5)	3.5

Income before Accounting Changes	59.4	153.0	(93.6)		153.9	317.5	(163.6)
Cumulative effect of accounting changes***	0.0	(11.3)	11.3		0.0	(15.6)	15.6

Net Income	59.4	141.7	(82.3)	(58.1%)	153.9	301.9	(148.1)	(49.0%)

Earnings per share (diluted) Income from Operations	$0.67	$0.88	($0.21)	(23.9%)	$1.52	$1.80	($0.28)	(15.6%)
Realized gain (losses) on investments	($0.27)	($0.06)	($0.21)		($0.62)	($0.13)	($0.49)
Gains (losses) on derivatives	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00
Reserve increase on business sold through reinsurance	($0.08)	$0.00	($0.08)		($0.08)	$0.00	($0.08)
Restructuring charges	($0.01)	($0.02)	$0.01		($0.01)	($0.02)	$0.01

Income before Accounting Changes	$0.31	$0.80	($0.49)		$0.81	$1.65	($0.84)
Cumulative effect of accounting changes***	$0.00	($0.06)	$0.06		$0.00	($0.08)	$0.08

Net Income	$0.31	$0.74	($0.43)	(58.1%)	$0.81	$1.57	($0.76)	(48.4%)

Inc. from Oper. — before Goodwill Amort.
Lincoln Retirement*	47.8	91.1	(43.3)	(47.5%)	128.2	173.7	(45.5)	(26.2%)
Life Insurance	73.5	73.0	0.5	0.6%	144.6	147.6	(2.9)	(2.0%)
Investment Management	6.6	7.7	(1.1)	(14.4%)	14.6	14.2	0.4	2.6%
Lincoln UK	6.7	16.4	(9.7)	(59.3%)	21.1	30.9	(9.8)	(31.8%)
Corporate & Other**	(7.3)	(9.2)	1.9		(19.3)	2.0	(21.3)

Total	127.2	179.0	(51.7)	(28.9%)	289.2	368.5	(79.2)	(21.5%)

Earnings per share (diluted) Inc. from Oper. — before Goodwill Amort.	$0.67	$0.93	($0.26)	(28.0%)	$1.52	$1.91	($0.39)	(20.4%)
Net Income — before Goodwill Amort.
Lincoln Retirement*	10.2	80.2	(70.0)	(87.3%)	57.8	157.1	(99.3)	(63.2%)
Life Insurance	57.4	59.5	(2.1)	(3.5%)	101.6	128.3	(26.7)	(20.8%)
Investment Management	6.2	6.9	(0.8)	(11.0%)	13.2	13.0	0.2	1.6%
Lincoln UK	9.8	17.8	(8.0)	(44.7%)	20.7	32.7	(12.1)	(36.8%)
Corporate & Other**	(24.2)	(11.8)	(12.4)		(39.4)	(7.4)	(32.0)

Total	59.4	152.6	(93.2)	(61.1%)	153.9	323.7	(169.8)	(52.5%)

Earnings per share (diluted) Net Income — before Goodwill Amort.	$0.31	$0.79	($0.48)	(60.8%)	$0.81	$1.68	($0.87)	(51.8%)
Operating Revenue
Lincoln Retirement*	498.8	522.1	(23.3)	(4.5%)	1002.3	1034.9	(32.6)	(3.1%)
Life Insurance	464.6	465.5	(0.9)	(0.2%)	929.9	933.4	(3.4)	(0.4%)
Investment Management	103.1	111.4	(8.3)	(7.5%)	208.1	224.4	(16.2)	(7.2%)
Lincoln UK	63.4	66.9	(3.4)	(5.1%)	122.2	151.2	(29.0)	(19.2%)
Corporate & Other**	96.1	450.7	(354.6)	(78.7%)	193.2	992.1	(798.9)	(80.5%)

Total Operating Revenue	1226.0	1616.5	(390.5)	(24.2%)	2455.8	3336.0	(880.2)	(26.4%)

Total Revenue
Lincoln Retirement*	442.6	512.1	(69.6)	(13.6%)	895.6	1022.5	(126.9)	(12.4%)
Life Insurance	439.8	455.7	(15.8)	(3.5%)	863.8	915.3	(51.6)	(5.6%)
Investment Management	102.4	110.3	(7.9)	(7.2%)	205.9	222.6	(16.6)	(7.5%)
Lincoln UK	68.0	68.9	(0.9)	(1.3%)	121.6	153.8	(32.2)	(20.9%)
Corporate & Other**	92.2	452.0	(359.8)	(79.6%)	184.5	983.6	(799.1)	(81.2%)

Total Revenue	1145.0	1599.0	(454.0)	(28.4%)	2271.4	3297.8	(1,026.4)	(31.1%)

Operational Data by Segment: (Billions except where noted)

Lincoln Retirement*
Gross Deposits	1.640	1.371	0.269	19.6%	3.354	2.818	0.536	19.0%
Net Cash Flows	0.223	(0.196)	0.419	213.8%	0.311	(0.787)	1.098	139.6%
Account Values (Gross)	49.886	53.658	(3.772)	(7.0%)	49.886	53.658	(3.772)	(7.0%)
Account Values (Net of Reinsurance)	48.116	52.512	(4.396)	(8.4%)	48.116	52.512	(4.397)	(8.4%)
Life Insurance Segment
First Year Premium- Retail (in millions)	155.801	134.596	21.205	15.8%	295.178	258.836	36.343	14.0%
First Year Premium- COLI (in millions)	46.631	20.976	25.655	122.3%	53.504	28.032	25.473	90.9%
First Year Premium- Total (in millions)	202.432	155.572	46.860	30.1%	348.682	286.867	61.815	21.5%
In-force	244.750	223.272	21.478	9.6%	244.750	223.272	21.479	9.6%
Account Values	11.759	11.066	0.693	6.3%	11.759	11.066	0.693	6.3%
Investment Management Segment
Retail Deposits	1.356	0.884	0.472	53.4%	2.558	2.050	0.508	24.8%
Retail Net Cash Flows	0.167	(0.148)	0.315	212.8%	0.257	(0.167)	0.424	253.9%
Institutional In-flows	1.232	1.056	0.176	16.7%	2.708	2.247	0.461	20.5%
Institutional Net Cash Flows	0.455	0.445	0.010	2.2%	1.185	0.027	1.158	4288.9%
Total Net Cash Flows	0.622	0.297	0.325	109.4%	1.442	(0.140)	1.582	1130.2%
Assets Under Management — Retail and Inst’l	48.738	50.737	(1.998)	(3.9%)	48.738	50.737	(1.999)	(3.9%)
Assets Under Management — Insurance Assets	38.476	36.018	2.458	6.8%	38.476	36.018	2.458	6.8%
Assets Under Management — Total Segment	87.214	86.755	0.460	0.5%	87.214	86.755	0.459	0.5%
Consolidated
Consolidated Domestic Retail Deposits	3.203	2.534	0.669	26.4%	6.250	5.305	0.945	17.8%
Consolidated Domestic Retail Account Balances	77.644	83.250	(5.606)	(6.7%)	77.644	83.250	(5.606)	(6.7%)
Total Retail Net Cash Flows	0.688	(0.073)	0.761	1038.5%	1.066	(0.427)	1.494	349.6%
Total Net Cash Flows	1.143	0.372	0.771	207.4%	2.252	(0.400)	2.652	662.5%

Total Assets Under Management	123.036	128.507	(5.471)	(4.3%)	123.036	128.507	(5.471)	(4.3%)

* Effective March 7, 2002, the Annuities segment became known as Lincoln Retirement.

** Upon the closing of Swiss Re’s acquisition of LNC’s reinsurance business on December 7, 2001, all historical financial data for the former Reinsurance segment was moved into “Other Operations.” In addition, ongoing amortization of the deferred gain on indemnity reinsurance is shown in “Other Operations.”

*** The cumulative effect of accounting changes relates to the adjustment recorded upon adoption of FAS #133 in the 1st qtr. 2001.

06/30/02	PAGE 2

Financial Highlights
Unaudited [Amounts in Millions, except Per Share]

	For the Quarter Ended June 30				For the Six Months Ended June 30

	2002	2001			2002	2001
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Consolidated Operational Data: (Millions)
Balance Sheet Assets — End of Period	95069.2	96431.2	(1362.0)	(1.4%)	95069.2	96431.2	(1362.0)	(1.4%)
Shareholders’ Equity
Beg of Period (Securities at Market)	5131.1	5096.4	34.7		5263.5	4954.1	309.4
End of Period (Securities at Market)	5307.9	5055.9	252.0		5307.9	5055.9	252.0
End of Period (Securities at Cost)	4959.6	4952.8	6.8		4959.6	4952.8	6.8
Average Equity (Securities at Cost)	5080.7	4920.2	160.5		5082.0	4936.9	145.1
Return on Equity
Inc from Operations/Average Equity	10.0%	13.7%	(3.6%)		11.4%	14.0%	(2.7%)
Net Income/Average Equity	4.7%	11.5%	(6.8%)		6.1%	12.2%	(6.2%)
Return on Capital
Inc from Operations/Average Capital	8.4%	11.3%	(2.9%)		9.4%	11.6%	(2.2%)
Common Stock Outstanding
Average for the Period — Diluted	189.7	192.0	(2.3)	(1.2%)	190.7	192.8	(2.1)	(1.1%)
End of Period — Assuming Conv of Pref	184.5	188.2	(3.7)	(2.0%)	184.5	188.2	(3.7)	(2.0%)
End of Period — Diluted	186.9	192.9	(6.0)	(3.1%)	186.9	192.9	(6.0)	(3.1%)
Book Value (Securities at Market)	$28.77	$26.87	1.90	7.1%	$28.77	$26.87	1.90	7.1%
Book Value (Securities at Cost)	$26.88	$26.32	0.56	2.1%	$26.88	$26.32	0.56	2.1%
Cash Returned to Shareholders
Share Repurchase — dollar amount	175.7	35.1	140.6		226.7	186.8	39.9
Dividends Declared to Shareholders	59.6	56.2	3.4		119.6	114.2	5.4

Total Cash Returned to Shareholders	235.3	91.3	144.0		346.3	301.0	45.3

Share Repurchase — number of shares	3.885	0.750	3.135		4.885	4.300	0.585
Dividend Declared on Common Stock — per share	$0.320	$0.305	$0.015	4.9%	$0.640	$0.610	$0.030	4.9%

	For the Quarter Ended June 30				For the Six Months Ended June 30

Comprehensive Income	2002	2001			2002	2001
(millions)	Amount	Amount			Amount	Amount

Net Income	59.4	141.7			153.9	301.9
Foreign Currency Translation	42.8	(19.5)			30.0	(37.3)
Net Unrealized Gains (Losses) on Securities	293.9	(114.2)			130.0	64.2
Gains (Losses) on Derivatives	0.1	3.7			1.2	9.4
Cumulative Effect of Accounting Change	0.0	0.0			0.0	17.6
Minimum Pension Liability Adjustment	(2.6)	0.0			(1.9)	0.0

Comprehensive Income	393.6	11.7			313.2	355.8

06/30/02	PAGE 3

Financial Highlights
Unaudited [Amounts in Millions]

	For the Quarter Ended June 30				For the Six Months Ended June 30

	2002	2001			2002	2001
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Consolidated Condensed Statements of Income
Revenue:
Insurance Premiums and Fees	443.2	833.5	(390.3)	(46.8%)	881.4	1,746.9	(865.5)	(49.5%)
Investment Advisory Fees	47.8	49.6	(1.9)	(3.7%)	95.8	99.0	(3.3)	(3.3%)
Net Investment Income	651.0	673.1	(22.0)	(3.3%)	1,299.1	1,346.8	(47.7)	(3.5%)
Realized Gains (Losses) on Investments	(81.5)	(17.9)	(63.6)		(185.0)	(38.4)	(146.6)
Gains (Losses) on Derivatives	0.4	0.2	0.2		0.6	0.1	0.5
Other	84.0	60.4	23.7	39.2%	179.5	143.2	36.3	25.3%

Total Revenue	1,145.0	1,599.0	(454.0)	(28.4%)	2,271.4	3,297.8	(1,026.4)	(31.1%)
Benefits and Expenses:
Benefits	626.1	855.0	(228.9)	(26.8%)	1,229.5	1,761.7	(532.2)	(30.2%)
Underwriting, Acquisition, Insurance and Other Expenses	457.7	540.3	(82.5)	(15.3%)	874.7	1,111.3	(236.6)	(21.3%)

Total Benefits and Expenses	1,083.9	1,395.3	(311.4)	(22.3%)	2,104.3	2,873.0	(768.7)	(26.8%)

Net Income before Federal Taxes	61.1	203.7	(142.6)		167.2	424.8	(257.6)
Federal Income Taxes	1.7	50.7	(49.0)		13.3	107.3	(94.0)

Income before Accounting Changes	59.4	153.0	(93.6)		153.9	317.5	(163.6)
Cumulative Effect of Accounting Changes	—	(11.3)	11.3		—	(15.6)	15.6

Net Income	59.4	141.7	(82.3)	(58.1%)	153.9	301.9	(148.1)	(49.0%)

Income before Tax and Cumulative Effect of Accounting Changes By Segment
Lincoln Retirement	(0.6)	102.6	(103.2)		46.1	197.9	(151.8)
Life Insurance	80.5	90.9	(10.4)		144.3	190.0	(45.7)
Investment Management	7.4	4.6	2.8		15.6	8.1	7.5
Lincoln UK	9.6	21.2	(11.6)		20.1	40.8	(20.7)
Corporate and Other	(35.9)	(15.6)	(20.3)		(59.0)	(12.0)	(47.0)

Income before Tax and Cumulative Effect of Accounting Changes	61.1	203.7	(142.6)		167.2	424.8	(257.6)
Pre-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	(56.3)	(10.0)	(46.3)		(106.7)	(12.3)	(94.4)
Life Insurance	(24.7)	(9.8)	(14.9)		(66.2)	(18.0)	(48.2)
Investment Management	(0.7)	(1.1)	0.4		(2.2)	(1.8)	(0.4)
Lincoln UK	4.5	2.0	2.5		(0.6)	2.6	(3.2)
Corporate and Other	(3.9)	1.4	(5.3)		(8.8)	(8.7)	(0.1)

Pre-Tax Realized Gains (Losses) on Investments and Derivatives	(81.1)	(17.5)	(63.6)		(184.4)	(38.2)	(146.2)
After-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	(36.6)	(6.5)	(30.1)		(69.4)	(8.0)	(61.4)
Life Insurance	(16.0)	(6.3)	(9.7)		(43.1)	(11.7)	(31.4)
Investment Management	(0.4)	(0.7)	0.3		(1.4)	(1.2)	(0.2)
Lincoln UK	3.2	1.4	1.8		(0.4)	1.8	(2.2)
Corporate and Other	(2.7)	0.9	(3.5)		(5.6)	(5.6)	—

After-Tax Realized Gains (Losses) on Investments and Derivatives	(52.4)	(11.2)	(41.2)		(119.9)	(24.7)	(95.2)

*	Includes both realized gains (losses) on investments and gains (losses) on derivatives.

06/30/02	PAGE 4
Financial Highlights
Unaudited [Amounts in Millions, except Retail Account Balances and Assets Managed]

	As of

	June	December
	2002	2001
	Amount	Amount	Change	% Change

Consolidated Condensed Balance Sheets Assets:
Investments:
Securities Available for Sale:
Fixed Maturities	29,724.6	28,345.7	1,378.9	4.9%
Equities	419.5	470.5	(51.0)	(10.8%)
Mortgage Loans on Real Estate	4,395.4	4,535.5	(140.2)	(3.1%)
Real Estate	258.7	267.9	(9.2)	(3.4%)
Policy Loans	1,906.1	1,939.7	(33.6)	(1.7%)
Other Long-Term Investments	456.0	553.8	(97.9)	(17.7%)

Total Investments	37,160.1	36,113.1	1,047.0	2.9%
Other Assets:
Assets Held in Separate Accounts	40,579.6	44,833.4	(4,253.8)	(9.5%)
Other Assets	17,329.5	17,054.8	274.7	1.6%

Total Assets	95,069.2	98,001.3	(2,932.1)	(3.0%)

Liabilities and Shareholders’ Equity
Liabilities:
Insurance and Investment Contract Liabilities	41,862.1	40,857.2	1,005.0	2.5%
Liabilities Related to Separate Accounts	40,579.6	44,833.4	(4,253.8)	(9.5%)
Other Liabilities	7,319.6	7,047.2	272.4	3.9%

Total Liabilities	89,761.4	92,737.8	(2,976.4)	(3.2%)
Shareholders’ Equity:
Net Unrealized Gains(Losses) on Securities and Derivatives	348.4	217.2	131.1	60.4%
Other Shareholders’ Equity	4,959.5	5,046.3	(86.8)	(1.7%)

Total Shareholders’ Equity	5,307.9	5,263.5	44.4	0.8%

Total Liabilities and Shareholders’ Equity	95,069.2	98,001.3	(2,932.1)	(3.0%)

	As of June 30

	2002	2001
($ billions)	Amount	Amount	Change	% Change

Domestic Retail Account Balances:
Lincoln Retirement — Fixed Annuities	16.909	15.551	1.358	8.7%
Lincoln Retirement — Variable Annuities	31.206	36.961	(5.755)	(15.6%)
Lincoln Retirement — Life Insurance	—	0.157	(0.157)	(100.0%)
Life Insurance Segment — Life Insurance	11.759	11.066	0.693	6.3%
Investment Management — Annuities	10.896	12.532	(1.636)	(13.1%)
Investment Management — Mutual Funds	11.033	12.215	(1.182)	(9.7%)
Investment Management — Wrap Fee & Other	1.847	1.774	0.073	4.1%
Consolidating Adjustments	(6.007)	(7.007)	1.000	14.3%

Total Domestic Account Balance	77.644	83.250	(5.606)	(6.7%)

Assets Managed by Advisor:
Investment Management Segment	87.214	86.755	0.459	0.5%
Lincoln UK	6.753	7.027	(0.274)	(3.9%)
Policy Loans (within business units)	1.906	1.947	(0.041)	(2.1%)
Non-LNC Affiliates	27.162	32.778	(5.615)	(17.1%)

Total Assets Managed	123.036	128.507	(5.471)	(4.3%)

06/30/02	PAGE 5

Eleven-Year Summary
Unaudited [Millions of Dollars except Per Share Data]

For the Year Ended December 31	2001	2000	1999	1998	1997	1996

Revenue
Lincoln Retirement	1968.3	2133.7	2115.8	2068.1	2023.0	1805.0
Life Insurance	1840.6	1819.0	1760.4	1378.5	544.8	549.2
Investment Management	433.7	490.3	495.5	491.9	459.1	410.5
Lincoln UK	293.3	438.2	446.6	439.7	427.3	393.2
Corporate & Other	1844.7	1970.4	1985.4	1708.9	1444.3	1575.6

Total Revenue	6380.6	6851.5	6803.7	6087.1	4898.5	4733.6

Income from Operations*
Lincoln Retirement	320.3	362.0	299.4	262.4	223.0	174.6
Life Insurance	279.0	259.9	212.0	149.2	39.9	41.2
Investment Management	14.6	44.1	61.0	43.9	18.1	18.6
Lincoln UK	60.2	61.0	(13.9)	70.9	(108.3)	66.0
Corporate & Other	14.8	(8.0)	(83.1)	4.0	(223.3)	(1.7)

Total Income from Cont Oper	689.0	719.1	475.5	530.4	(50.6)	298.8
Discontinued Operations					110.1	135.3

Income from Operations	689.0	719.1	475.5	530.4	59.4	434.1

Net Income
Lincoln Retirement	269.2	358.6	291.5	273.8	263.3	204.3
Life Insurance	233.1	249.3	211.5	127.5	39.1	51.8
Investment Management	11.8	37.0	51.6	44.4	25.1	25.0
Lincoln UK	68.9	(13.2)	(18.2)	71.7	(106.8)	66.0
Corporate & Other	7.2	(10.2)	(76.1)	(7.6)	(198.4)	9.3

Total Net Inc from Cont Oper	590.2	621.4	460.4	509.8	22.2	356.4
Discontinued Operations					911.8	157.2

Total Net Income	590.2	621.4	460.4	509.8	934.0	513.6

OTHER DATA
Assets	98001.3	99844.1	103095.7	93836.3	77174.7	71713.4
Shareholders’ Equity:
Securities and Derivatives at Market	5263.5	4954.1	4263.9	5387.9	4982.9	4470.0
Securities and Derivatives at Cost	5046.3	4942.0	4729.6	4835.6	4546.9	4057.1
Average Equity (Sec & Deriv at Cost)	5022.6	4831.9	4818.7	4685.6	4214.1	3866.0
Common Shares Outstanding: (millions)
End of Period — Diluted	191.1	195.2	197.0	203.4	204.7	209.5
Average for the Period — Diluted	193.3	194.9	200.4	203.3	208.0	210.7
Per Share Data (Diluted)
Income (Loss) from Continuing Operations	$3.56	$3.69	$2.37	$2.61	($0.24)	$1.42
Income from Operations *	$3.56	$3.69	$2.37	$2.61	$0.29	$2.06
Net Income from Continuing Operations	$3.05	$3.19	$2.30	$2.51	$0.11	$1.69
Net Income	$3.05	$3.19	$2.30	$2.51	$4.49	$2.44
Shareholders’ Equity:
Shareholders’ Equity (Sec & Deriv at Market)	$28.10	$25.92	$21.76	$26.59	$24.63	$21.50
Shareholders’ Equity (Sec & Deriv at Cost)	$26.94	$25.85	$24.14	$23.86	$22.48	$19.51
Dividends Declared (Common Stock)	$1.235	$1.175	$1.115	$1.055	$0.995	$0.935
Return on Equity (see page 30)
Net Income/Average Equity	11.8%	12.9%	9.6%	10.9%	22.2%	13.3%
Inc from Operations/Average Equity	13.7%	14.9%	9.9%	11.3%	1.4%	11.2%
Market Value of Common Stock
High for the Year	$52.750	$56.375	$57.500	$49.438	$39.063	$28.500
Low for the Year	$38.000	$22.625	$36.000	$33.500	$24.500	$20.375
Close for the Year	$48.570	$47.313	$40.000	$40.907	$39.063	$26.250

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Ten-year
						compound
For the Year Ended December 31	1995	1994	1993	1992	1991	annual growth

Revenue
Lincoln Retirement	1877.1	1506.2	1603.8	1336.2	1216.7	4.9%
Life Insurance	514.9	466.2	477.5	444.4	417.3	16.0%
Investment Management	290.5
Lincoln UK	351.5	216.0	174.9	180.6	169.6	5.6%
Corporate & Other	1552.5	1744.1	2680.9	2780.9	3721.0

Total Revenue	4586.5	3932.5	4937.1	4742.1	5524.6	1.5%

Income from Operations*
Lincoln Retirement	175.2	142.4	127.1	89.4	58.3	18.6%
Life Insurance	35.4	34.2	37.8	46.8	31.5	24.4%
Investment Management	20.6
Lincoln UK	45.9	17.2	11.9	9.2	14.3	15.5%
Corporate & Other	(136.2)	24.8	20.8	6.5	4.2

Total Income from Cont Oper	140.8	218.6	197.6	151.9	108.3	20.3%
Discontinued Operations	165.6	171.1	145.9	88.7	69.4

Income from Operations	306.5	389.7	343.5	240.6	177.7	14.5%

Net Income
Lincoln Retirement	248.8	142.4	127.1	89.4	58.3	16.5%
Life Insurance	40.6	34.2	37.8	46.8	31.5	22.2%
Investment Management	27.4
Lincoln UK	45.7	18.5	12.6	9.2	14.3
Corporate & Other	(61.1)	(29.6)	(101.1)	125.1	28.4

Total Net Inc from Cont Oper	301.4	165.5	76.4	270.5	132.5	16.1%
Discontinued Operations	180.8	184.4	242.5	88.7	69.4

Total Net Income	482.2	349.9	318.9	359.2	201.9	11.3%

OTHER DATA
Assets	63257.7	48864.8	47825.1	39042.2	33660.3	11.3%
Shareholders’ Equity:
Securities and Derivatives at Market	4378.1	3042.1	4072.3	2826.8	2655.8	7.1%
Securities and Derivatives at Cost	3679.9	3353.1	3157.6	2664.1	2445.8	7.5%
Average Equity (Sec & Deriv at Cost)	3550.5	3288.6	3009.0	2575.0	2335.3	8.0%
Common Shares Outstanding: (millions)
End of Period — Diluted	210.3	208.3	208.3	187.7	185.4
Average for the Period — Diluted	209.5	208.7	206.1	186.8	189.2
Per Share Data (Diluted)
Income (Loss) from Continuing Operations	$0.67	$1.05	$0.96	$0.81	$0.57	20.1%
Income from Operations *	$1.46	$1.87	$1.67	$1.29	$0.94	14.3%
Net Income from Continuing Operations	$1.44	$0.79	$0.37	$1.45	$0.70	15.9%
Net Income	$2.30	$1.68	$1.55	$1.92	$1.07	11.1%
Shareholders’ Equity:
Shareholders’ Equity (Sec & Deriv at Market)	$20.95	$14.67	$19.69	$15.13	$14.35	7.0%
Shareholders’ Equity (Sec & Deriv at Cost)	$17.61	$16.17	$15.27	$14.26	$13.21	7.4%
Dividends Declared (Common Stock)	$0.875	$0.830	$0.775	$0.738	$0.693	5.9%
Return on Equity (see page 30)
Net Income/Average Equity	13.6%	10.6%	10.6%	13.9%	8.6%
Inc from Operations/Average Equity	8.6%	11.8%	11.4%	9.3%	7.6%
Market Value of Common Stock
High for the Year	$26.875	$22.188	$24.125	$19.032	$13.813
Low for the Year	$17.313	$17.313	$17.344	$12.625	$9.500
Close for the Year	$26.875	$17.500	$21.750	$18.500	$13.688	13.5%

*   “Income from Operations” is defined as “Net income less realized gain (loss) on investments, derivative instruments and associated items, gain (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes.” Income from operations also excludes the recognition of losses and related changes to the deferred gain amortization under indemnity reinsurance resulting from future developments in the business sold through indemnity reinsurance.

06/30/02	PAGE 6

Quarterly Summary
Unaudited [Millions of Dollars except Per Share Data]

	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter Ended	1999	1999	2000	2000	2000	2000

Revenue
Lincoln Retirement	520.5	538.0	548.7	530.5	532.1	522.3
Life Insurance	437.1	473.1	441.7	444.2	453.2	479.9
Investment Management	118.8	126.6	125.8	120.7	123.8	120.0
Lincoln UK	110.5	103.8	112.8	108.2	112.8	104.3
Corporate & Other	455.2	566.4	440.2	489.0	494.1	547.0

Total Revenue	1642.1	1807.9	1669.2	1692.7	1716.1	1773.5

Income from Operations*
Lincoln Retirement	75.4	73.7	88.5	84.1	102.9	86.4
Life Insurance	52.6	57.0	60.4	62.4	66.5	70.6
Investment Management	14.7	16.5	12.4	13.1	9.9	8.7
Lincoln UK	16.2	(67.1)	15.7	19.3	10.6	15.5
Corporate & Other	(27.5)	(43.5)	(6.5)	(5.9)	0.9	3.5

Income from Operations	131.4	36.6	170.6	173.0	190.7	184.7

Net Income
Lincoln Retirement	68.4	69.9	91.2	84.4	93.8	89.2
Life Insurance	54.0	59.7	58.1	58.4	67.4	65.4
Investment Management	14.4	19.8	12.3	8.4	9.7	6.6
Lincoln UK	16.4	(72.6)	15.5	19.1	(29.9)	(17.9)
Corporate & Other	(20.9)	(42.2)	(6.8)	(6.8)	(2.3)	5.7

Total Net Income	132.3	34.6	170.2	163.6	138.6	148.9

OTHER DATA

Assets	96500.7	103095.7	106340.0	103847.6	103243.1	99844.1

Shareholders’ Equity
Beg of Period (Sec & Deriv at Market)	4817.4	4662.2	4263.9	4340.4	4223.7	4538.6
End of Period (Sec & Deriv at Market)	4662.2	4263.9	4340.4	4223.7	4538.6	4954.1
End of Period (Sec & Deriv at Cost)	4766.0	4729.6	4751.6	4780.3	4876.3	4942.0
Average Equity (Sec & Deriv at Cost)	4793.9	4774.2	4791.5	4753.0	4867.2	4915.7

Common Shares Outstanding
Average for the Period — Diluted	199.0	197.1	195.8	194.0	195.6	195.6
End of Period — Diluted	196.9	197.0	195.1	193.7	196.2	195.2

Per Share Data (Diluted)
Income from Operations *	$0.66	$0.19	$0.87	$0.89	$0.98	$0.94
Net Income	$0.66	$0.18	$0.87	$0.84	$0.71	$0.76

Shareholders’ Equity
Shareholders’ Equity (Sec & Deriv at Market)	$23.76	$21.76	$22.45	$22.10	$23.67	$25.92
Shareholders’ Equity (Sec & Deriv at Cost)	$24.28	$24.14	$24.58	$25.01	$25.43	$25.85
Dividends Declared (Com Stk)	$0.275	$0.290	$0.290	$0.290	$0.290	$0.305

Return on Equity (see page 30)
Net Income/Average Equity	11.0%	2.9%	14.2%	13.8%	11.4%	12.1%
Inc from Operations/Average Equity	11.0%	3.1%	14.2%	14.6%	15.7%	15.0%

Market Value of Common Stock
Highest Price	$57.500	$48.313	$41.375	$40.063	$56.375	$50.938
Lowest Price	$36.000	$36.500	$22.625	$29.000	$35.625	$40.875
Closing Price	$37.563	$40.000	$33.500	$36.125	$48.125	$47.313

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter Ended	2001	2001	2001	2001	2002	2002

Revenue
Lincoln Retirement	510.4	512.1	478.2	467.5	453.0	442.6
Life Insurance	459.6	455.7	460.6	464.7	423.9	439.8
Investment Management	112.3	110.3	104.7	106.5	103.5	102.4
Lincoln UK	84.9	68.9	76.3	63.2	53.6	68.0
Corporate & Other	531.6	452.0	489.5	371.7	92.3	92.2

Total Revenue	1698.8	1599.0	1609.3	1473.6	1126.4	1145.0

Income from Operations*
Lincoln Retirement	82.3	90.8	72.4	74.8	80.4	47.8
Life Insurance	68.6	67.1	70.1	73.2	71.1	73.5
Investment Management	2.4	3.7	3.5	5.1	8.0	6.6
Lincoln UK	14.4	16.2	10.1	19.5	14.4	6.7
Corporate & Other	10.9	(9.7)	(12.9)	26.5	(12.0)	(7.3)

Income from Operations	178.6	168.1	143.2	199.1	162.0	127.2

Net Income
Lincoln Retirement	76.6	79.9	58.6	54.2	47.6	10.2
Life Insurance	62.9	53.5	64.7	51.9	44.2	57.4
Investment Management	2.0	2.9	2.9	4.0	7.0	6.2
Lincoln UK	14.8	17.6	14.0	22.5	10.8	9.8
Corporate & Other	4.0	(12.2)	(21.2)	36.7	(15.2)	(24.2)

Total Net Income	160.2	141.7	119.1	169.2	94.5	59.4

OTHER DATA

Assets	94122.4	96431.2	90206.0	98001.3	97846.4	95069.2

Shareholders’ Equity
Beg of Period (Sec & Deriv at Market)	4954.1	5096.4	5055.9	5368.6	5263.5	5131.1
End of Period (Sec & Deriv at Market)	5096.4	5055.9	5368.6	5263.5	5131.1	5307.9
End of Period (Sec & Deriv at Cost)	4882.7	4952.8	5100.4	5046.3	5076.6	4959.5
Average Equity (Sec & Deriv at Cost)	4953.7	4920.2	5085.0	5131.4	5083.3	5080.7

Common Shares Outstanding
Average for the Period — Diluted	193.7	192.0	194.8	192.8	191.7	189.7
End of Period — Diluted	191.3	192.9	193.3	191.1	191.7	186.9

Per Share Data (Diluted)
Income from Operations *	$0.92	$0.88	$0.74	$1.03	$0.84	$0.67
Net Income	$0.83	$0.74	$0.61	$0.88	$0.49	$0.31

Shareholders’ Equity
Shareholders’ Equity (Sec & Deriv at Market)	$27.09	$26.87	$28.29	$28.10	$27.30	$28.77
Shareholders’ Equity (Sec & Deriv at Cost)	$25.96	$26.32	$26.87	$26.94	$27.02	$26.88
Dividends Declared (Com Stk)	$0.305	$0.305	$0.305	$0.320	$0.320	$0.320

Return on Equity (see page 30)
Net Income/Average Equity	12.9%	11.5%	9.4%	13.2%	7.4%	4.7%
Inc from Operations/Average Equity	14.4%	13.7%	11.3%	15.5%	12.7%	10.0%

Market Value of Common Stock
Highest Price	$48.250	$52.300	$52.750	$49.450	$53.650	$52.540
Lowest Price	$38.000	$41.280	$41.000	$40.000	$47.200	$40.750
Closing Price	$42.470	$51.750	$46.630	$48.570	$50.730	$42.000

*   “Income from Operations” is defined as “Net income less realized gain (loss) on investments, derivative instruments and associated items, gain (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes.” Income from operations also excludes the recognition of losses and related changes to the deferred gain amortization under indemnity reinsurance resulting from future developments in the business sold through indemnity reinsurance.

06/30/02	PAGE 7

Reconciliation of Business Segments to Consolidated Income Statement
Unaudited [Millions of Dollars]

					Investment
For the Quarter Ended June 30	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Jun	Jun	Jun	Jun	Jun	Jun	Jun	Jun
	2002	2001	2002	2001	2002	2001	2002	2001

Operating Revenue
Life and annuity premiums	13.1	32.5	47.5	50.7			11.4	8.8
Surrender charges	7.2	8.5	13.5	13.5
Mortality assessments			123.9	124.8			8.3	8.9
Expense assessments	127.1	138.0	47.2	45.3			27.8	31.4
Health premiums			0.1	0.0			0.7	0.7
Investment advisory fees					68.4	72.7
Other revenue and fees	(1.3)	3.9	6.7	3.8	22.0	25.7	0.0	0.1
Net investment income	352.7	339.3	225.7	227.4	12.7	13.0	15.3	16.9
Earnings in Unconsolidated Affiliates

Operating Revenue	498.8	522.1	464.6	465.5	103.1	111.4	63.4	66.9

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	72.5	72.6	103.6	103.5			15.5	15.9
Div accum & div to policyholders			18.2	19.0
Interest credited to policy bal	221.8	209.7	148.9	141.2
Health policy benefits			0.0	0.0			3.5	2.0
Underwriting, acquisition, insurance and other expenses	147.2	126.0	88.5	92.0	95.0	101.6	39.3	29.7
Goodwill amortization		0.3		5.9		4.1		0.2
Interest			0.0

Operating Benefits and Expenses	441.5	408.6	359.3	361.7	95.0	105.7	58.4	47.7

Income from Operations Before Tax	57.3	113.6	105.3	103.8	8.1	5.7	5.1	19.1
Federal income taxes	9.5	22.8	31.8	36.7	1.5	2.0	(1.6)	2.9

Income from Operations	47.8	90.8	73.5	67.1	6.6	3.7	6.7	16.2

Restructuring charges	(1.0)	(0.6)		(2.0)
Realized gains (losses) on investments	(36.6)	(6.7)	(16.4)	(6.4)	(0.4)	(0.7)	3.2	1.4
Gains (losses) on derivatives	0.1	0.1	0.3	0.1
Reserve increase on business sold through reinsurance Gain on sale of subsidiaries

Income before Accounting Changes	10.2	83.6	57.4	58.8	6.2	3.0	9.8	17.6
Cumulative effect of accounting changes		(3.7)		(5.3)		(0.1)

Net Income	10.2	79.9	57.4	53.5	6.2	2.9	9.8	17.6

Inc. from Oper.-before Goodwill Amort	47.8	91.1	73.5	73.0	6.6	7.7	6.7	16.4

Net Income-before Goodwill Amort	10.2	80.2	57.4	59.5	6.2	6.9	9.8	17.8

	Corporate and		Consolidating
	Other Operations		Adjustments		Consolidated

	Jun	Jun	Jun	Jun	Jun	Jun
	2002	2001	2002	2001	2002	2001

Operating Revenue
Life and annuity premiums	(3.4)	261.9			68.7	353.9
Surrender charges		0.4	0.6	0.5	21.3	22.8
Mortality assessments	(1.7)	0.0			130.5	133.7
Expense assessments	1.7	(0.0)	10.7	12.8	214.4	227.5
Health premiums	7.6	94.9			8.3	95.7
Investment advisory fees			(20.7)	(23.1)	47.8	49.6
Other revenue and fees	94.3	71.8	(37.1)	(44.9)	84.7	60.3
Net investment income	46.3	78.8	(1.6)	(2.4)	651.0	673.1
Earnings in Unconsolidated Affiliates	(0.6)	0.0			(0.6)	0.0

Operating Revenue	144.2	507.8	(48.1)	(57.1)	1226.0	1616.5

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	(0.1)	181.6			191.5	373.6
Div accum & div to policyholders	0.0	1.2			18.2	20.2
Interest credited to policy bal	3.7	8.7	8.0	10.0	382.5	369.7
Health policy benefits	30.4	89.5			33.9	91.5
Underwriting, acquisition, insurance and other expenses	93.7	206.9	(54.4)	(64.7)	409.3	491.4
Goodwill amortization		0.4		(0.0)		10.9
Interest	26.2	34.5	(1.6)	(2.4)	24.6	32.0

Operating Benefits and Expenses	154.0	522.8	(48.1)	(57.1)	1060.1	1389.3

Income from Operations Before Tax	(9.8)	(15.0)		0.0	166.0	227.2
Federal income taxes	(2.5)	(5.3)			38.7	59.1

Income from Operations	(7.3)	(9.7)		0.0	127.2	168.1

Restructuring charges		(1.2)			(1.0)	(3.9)
Realized gains (losses) on investments	(2.4)	0.2	(0.0)	0.8	(52.7)	(11.5)
Gains (losses) on derivatives	(0.1)	(0.1)			0.3	0.2
Reserve increase on business sold through reinsurance	(14.4)				(14.4)

Income before Accounting Changes	(24.2)	(10.8)	(0.0)	0.8	59.4	153.0
Cumulative effect of accounting changes		(2.2)				(11.3)

Net Income	(24.2)	(13.0)	(0.0)	0.8	59.4	141.7

Inc. from Oper.-before Goodwill Amort	(7.3)	(9.2)			127.2	179.0

Net Income-before Goodwill Amort	(24.2)	(12.6)	(0.0)	0.8	59.4	152.6

06/30/02	PAGE 7A

Reconciliation of Business Segments to Consolidated Income Statement
Unaudited [Millions of Dollars]

					Investment
For the Six Months Ended June 30	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Jun	Jun	Jun	Jun	Jun	Jun	Jun	Jun
	2002	2001	2002	2001	2002	2001	2002	2001

Operating Revenue
Life and annuity premiums	25.3	51.6	98.6	101.5			22.8	21.0
Surrender charges	15.1	17.5	25.2	30.6
Mortality assessments			247.8	249.1			14.8	18.3
Expense assessments	254.8	279.5	94.1	92.7			53.1	75.1
Health premiums			0.1	0.1			1.4	1.4
Investment advisory fees					137.6	145.3
Other revenue and fees	4.5	5.6	12.4	8.9	45.0	52.0	0.3	0.7
Net investment income	702.6	680.7	451.7	450.4	25.5	27.1	29.9	34.8
Earnings in Unconsolidated Affiliates

Operating Revenue	1002.3	1034.9	929.9	933.4	208.1	224.4	122.2	151.2

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	127.9	142.4	207.7	203.4			30.5	35.7
Div accum & div to policyholders			36.0	36.6
Interest credited to policy bal	447.9	419.1	295.2	279.5
Health policy benefits			0.0	0.0			6.8	6.2
Underwriting, acquisition, insurance and other expenses	272.1	260.6	180.6	190.8	190.4	206.4	64.2	70.8
Goodwill amortization		0.6		11.8		8.1		0.3
Interest			0.0

Operating Benefits and Expenses	847.9	822.7	719.5	722.1	190.4	214.5	101.6	113.0

Income from Operations Before Tax	154.4	212.2	210.4	211.2	17.8	9.9	20.6	38.2

Federal income taxes	26.2	39.1	65.8	75.5	3.2	3.8	(0.5)	7.6

Income from Operations	128.2	173.1	144.6	135.7	14.6	6.1	21.1	30.6

Restructuring charges	(1.0)	(1.3)		(2.0)
Realized gains (losses) on investments	(69.5)	(8.1)	(43.4)	(11.8)	(1.4)	(1.2)	(0.4)	1.8
Gains (losses) on derivatives	0.1	0.0	0.3	0.1
Reserve increase on business sold through reinsurance Gain on sale of subsidiaries

Income before Accounting Changes	57.8	163.8	101.6	122.0	13.2	4.9	20.7	32.4
Cumulative effect of accounting changes		(7.3)		(5.5)		(0.1)

Net Income	57.8	156.5	101.6	116.5	13.2	4.8	20.7	32.4

Inc. from Oper.-before Goodwill Amort.	128.2	173.7	144.6	147.6	14.6	14.2	21.1	30.9

Net Income-before Goodwill Amort.	57.8	157.1	101.6	128.3	13.2	13.0	20.7	32.7

	Corporate and		Consolidating
	Other Operations		Adjustments		Consolidated

	Jun	Jun	Jun	Jun	Jun	Jun
	2002	2001	2002	2001	2002	2001

Operating Revenue
Life and annuity premiums	(3.4)	581.9			143.4	756.0
Surrender charges		1.2	1.1	1.2	41.4	50.6
Mortality assessments	(1.7)	0.0			260.9	267.4
Expense assessments	1.7	(0.0)	21.3	25.0	425.0	472.4
Health premiums	9.3	199.1			10.8	200.5
Investment advisory fees			(41.9)	(46.2)	95.8	99.0
Other revenue and fees	192.3	158.0	(74.4)	(82.8)	180.1	142.3
Net investment income	92.5	160.3	(3.1)	(6.6)	1299.1	1346.8
Earnings in Unconsolidated Affiliates	(0.6)	0.9			(0.6)	0.9

Operating Revenue	290.2	1101.5	(96.9)	(109.4)	2455.8	3336.0

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	1.5	411.1			367.6	792.5
Div accum & div to policyholders	0.0	2.5			36.0	39.1
Interest credited to policy bal	29.5	17.9	16.1	20.2	788.6	736.7
Health policy benefits	30.4	187.1			37.3	193.3
Underwriting, acquisition, insurance and other expenses	204.1	410.7	(109.9)	(123.0)	801.5	1016.2
Goodwill amortization		0.9		(0.0)		21.7
Interest	52.5	73.1	(3.1)	(6.6)	49.5	66.5

Operating Benefits and Expenses	318.0	1103.2	(96.9)	(109.4)	2080.5	2866.1

Income from Operations Before Tax	(27.9)	(6.0)		4.3	375.4	469.9

Federal income taxes	(8.6)	(4.1)		1.3	86.1	123.2

Income from Operations	(19.3)	(1.8)		3.0	289.2	346.7

Restructuring charges		(1.2)			(1.0)	(4.5)
Realized gains (losses) on investments	(5.7)	(6.3)	(0.0)	0.8	(120.3)	(24.8)
Gains (losses) on derivatives	(0.0)	(0.0)			0.4	0.1
Reserve increase on business sold through reinsurance	(14.4)				(14.4)
Gain on sale of subsidiaries

Income before Accounting Changes	(39.4)	(9.4)	(0.0)	3.8	153.9	317.5
Cumulative effect of accounting changes		(2.7)				(15.6)

Net Income	(39.4)	(12.1)	(0.0)	3.8	153.9	301.9

Inc. from Oper.-before Goodwill Amort.	(19.3)	(1.0)		3.0	289.2	368.5

Net Income-before Goodwill Amort.	(39.4)	(11.2)	(0.0)	3.8	153.9	323.7

06/30/02	PAGE 8

Statement of Consolidated Income
Unaudited [Millions of Dollars]

						YTD	YTD
						Jun	Jun
For the Year Ended December 31	1997	1998	1999	2000	2001	2001	2002

Operating Revenue
Life and annuity premiums	756.2	985.6	1183.0	1403.3	1363.4	756.0	143.4
Surrender charges	45.4	91.5	110.2	114.7	101.5	50.6	41.4
Mortality assessments	186.4	380.1	496.4	496.5	533.3	267.4	260.9
Expense assessments	600.3	803.0	930.9	1050.2	909.2	472.4	425.0
Health premiums	572.6	635.1	698.5	409.8	340.6	200.5	10.8
Investment advisory fees	204.9	227.1	223.8	213.1	197.2	99.0	95.8
Other revenue and fees	157.3	261.0	344.5	445.4	351.8	142.3	180.1
Net investment income	2250.8	2681.4	2807.5	2747.1	2679.6	1346.8	1299.1
Earnings in Unconsolidated Affiliates	2.1	3.3	5.8	(0.4)	5.7	0.9	(0.6)

Operating Revenue	4775.9	6068.0	6800.7	6879.8	6482.2	3336.0	2455.8

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	1090.2	1237.7	1546.6	1546.4	1517.9	792.5	367.6
Div accum & div to policyholders	29.7	78.0	88.4	87.6	83.7	39.1	36.0
Interest credited to policy bal	1238.7	1446.2	1510.4	1474.2	1506.0	736.7	788.6
Health policy benefits	833.1	566.9	659.7	449.0	302.1	193.3	37.3
Underwriting, acquisition, insurance and other expenses	1557.3	1844.2	2218.5	2168.4	2004.5	1016.2	801.5
Goodwill amortization	15.6	44.5	49.2	45.1	43.4	21.7
Interest	92.5	117.1	133.7	139.5	121.0	66.5	49.5

Operating Benefits and Expenses	4857.2	5334.6	6206.4	5910.3	5578.6	2866.1	2080.5

Income from Operations Before Tax	(81.3)	733.4	594.4	969.6	903.6	469.9	375.4

Federal income taxes	(30.6)	203.0	118.9	250.5	214.7	123.2	86.1

Income from Continuing Operations	(50.6)	530.4	475.5	719.1	689.0	346.7	289.2

Discontinued Operations	911.8
Restructuring charges		(34.3)	(18.9)	(80.2)	(24.7)	(4.5)	(1.0)
Realized gains (losses) on investments	72.9	13.7	3.8	(17.5)	(68.7)	(24.8)	(120.3)
Gains (losses) on derivatives					(4.9)	0.1	0.4
Reserve increase on business sold through reinsurance							(14.4)
Gain on sale of subsidiaries					15.0

Income before Accounting Changes	934.0	509.8	460.4	621.4	605.8	317.5	153.9
Cumulative Effect of Accounting Changes					(15.6)	(15.6)

Net Income	934.0	509.8	460.4	621.4	590.2	301.9	153.9

	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter Ended	1999	1999	2000	2000	2000	2000

Operating Revenue
Life and annuity premiums	263.8	361.1	331.2	337.1	339.0	396.1
Surrender charges	28.4	29.2	28.7	29.8	25.9	30.3
Mortality assessments	118.2	118.7	118.5	122.5	125.9	129.6
Expense assessments	245.9	238.3	261.1	258.6	273.4	257.1
Health premiums	149.6	233.6	58.4	144.0	117.9	89.4
Investment advisory fees	54.6	54.1	54.0	52.2	53.3	53.6
Other revenue and fees	77.9	71.2	106.1	88.7	106.0	144.6
Net investment income	697.1	700.1	711.1	673.8	690.0	672.1
Earnings in Unconsolidated Affiliates	1.2	1.8	1.0	(3.6)	1.6	0.6

Operating Revenue	1636.7	1808.2	1670.2	1703.0	1733.1	1773.5

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	294.0	572.5	356.1	370.1	390.2	430.0
Div accum & div to policyholders	21.2	23.3	21.7	20.2	18.2	27.4
Interest credited to policy bal	369.7	388.5	373.9	366.8	362.0	371.5
Health policy benefits	189.8	157.8	114.3	119.9	123.0	91.8
Underwriting, acquisition, insurance and other expenses	533.4	630.5	525.7	537.5	532.4	572.9
Goodwill amortization	12.9	14.6	10.2	12.0	12.0	10.9
Interest	33.3	34.7	36.3	35.4	34.4	33.4

Operating Benefits and Expenses	1454.1	1821.8	1438.2	1461.9	1472.2	1537.9

Income from Operations before Tax/Min Int	182.6	(13.6)	232.0	241.1	260.8	235.6

Federal income taxes	51.2	(50.2)	61.6	67.9	70.1	50.9

Inc from Operations before Min Int	131.4	36.6	170.4	173.2	190.7	184.7

Minority Interest			(0.2)	0.2	(0.0)	0.0

Income from Operations	131.4	36.6	170.6	173.0	190.7	184.7

Restructuring charges	(3.2)	(3.6)		(2.7)	(40.5)	(37.0)
Realized gains (losses) on investments	4.1	1.6	(0.4)	(6.7)	(11.6)	1.2
Gains (losses) on derivatives
Reserve increase on business sold through reinsurance
Gain on sale of subsidiaries

Income before Accounting Changes	132.3	34.6	170.2	163.6	138.6	148.9
Cumulative Effect of Accounting Changes

Net Income	132.3	34.6	170.2	163.6	138.6	148.9

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter Ended	2001	2001	2001	2001	2002	2002

Operating Revenue
Life and annuity premiums	402.1	353.9	336.8	270.7	74.7	68.7
Surrender charges	27.8	22.8	23.2	27.7	20.2	21.3
Mortality assessments	133.7	133.7	133.3	132.6	130.4	130.5
Expense assessments	244.9	227.5	224.4	212.4	210.5	214.4
Health premiums	104.8	95.7	103.9	36.1	2.4	8.3
Investment advisory fees	49.4	49.6	47.2	50.9	48.0	47.8
Other revenue and fees	82.0	60.3	91.5	118.0	95.5	84.7
Net investment income	673.7	673.1	686.2	646.6	648.1	651.0
Earnings in Unconsolidated Affiliates	0.9	0.0	0.4	4.3		(0.6)

Operating Revenue	1719.5	1616.5	1646.9	1499.3	1229.8	1226.0

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	418.9	373.6	422.6	302.8	176.1	191.5
Div accum & div to policyholders	18.9	20.2	18.0	26.6	17.8	18.2
Interest credited to policy bal	367.1	369.7	378.7	390.6	406.2	382.5
Health policy benefits	101.8	91.5	83.8	25.0	3.3	33.9
Underwriting, acquisition, insurance and other expenses	524.8	491.4	516.0	472.3	392.2	409.3
Goodwill amortization	10.9	10.9	10.9	10.7
Interest	34.4	32.0	29.6	25.0	24.8	24.6

Operating Benefits and Expenses	1476.7	1389.3	1459.6	1252.9	1020.4	1060.1

Income from Operations before Tax/Min Int	242.7	227.2	187.3	246.5	209.4	166.0

Federal income taxes	64.1	59.1	44.1	47.4	47.4	38.7

Inc from Operations before Min Int	178.6	168.1	143.2	199.1	162.0	127.2

Minority Interest	(0.0)	(0.0)	(0.0)	(0.0)

Income from Operations	178.6	168.1	143.2	199.1	162.0	127.2

Restructuring charges	(0.7)	(3.9)	0.0	(20.2)		(1.0)
Realized gains (losses) on investments	(13.4)	(11.5)	(23.8)	(20.0)	(67.6)	(52.7)
Gains (losses) on derivatives	(0.1)	0.2	(0.4)	(4.6)	0.1	0.3
Reserve increase on business sold through reinsurance						(14.4)
Gain on sale of subsidiaries				15.0

Income before Accounting Changes	164.5	153.0	119.1	169.2	94.5	59.4
Cumulative Effect of Accounting Changes	(4.3)	(11.3)		(0.0)

Net Income	160.2	141.7	119.1	169.2	94.5	59.4

06/30/02	PAGE 9

Reconciliation of Business Segments to Consolidated Balance Sheets
Unaudited [Millions of Dollars]

					Investment
	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Jun	Dec	Jun	Dec	Jun	Dec	Jun	Dec
	2002	2001	2002	2001	2002	2001	2002	2001

ASSETS

Investments
Corporate bonds	11681.1	10956.5	7273.7	7088.2	439.9	424.2	574.3	512.3
U.S. government bonds	13.3	13.2	74.2	78.2	0.1	0.2
Foreign government bonds	192.8	145.8	121.5	114.6	1.4	1.9	278.2	326.2
Asset/Mortgage backed securities	2318.4	1945.8	769.8	779.1	38.0	42.5
State and municipal bonds	24.6	24.3	25.0	17.4
Preferred stocks-redeemable	55.7	62.7	12.5	13.0	8.8	8.8
Common stocks	20.5		6.4	7.6			141.9	211.3
Preferred stocks-equity	32.8	38.5	0.7	5.6	2.6	2.6
Mortgage loans	2297.2	2378.1	1653.2	1701.6	88.5	92.4	0.3	0.3
Real estate							0.2	0.2
Policy loans	474.6	491.4	1423.3	1439.7			8.1	8.6
Other long-term investments	15.2	11.7	19.3	20.9

Total Investments	17126.3	16068.0	11379.6	11265.9	579.3	572.6	1003.0	1058.8

Allocated investments	3877.4	3481.0	1338.8	1154.7	111.2	102.4
Notes receivable from LNC	581.1	333.3	136.4	27.6	30.2	82.9
Invest in unconsol affiliates Cash and invested cash	(107.3)	(24.7)	(23.1)	(36.4)	68.9	55.4	230.0	181.2
Property and equipment			8.0	8.5	44.7	36.5	21.1	39.3
Premium and fees receivable	0.4	0.0	22.4	8.2	35.6	38.5
Accrued investment income	249.6	245.0	184.2	187.6	9.6	8.9	20.5	20.9
Assets held in separate accounts	30741.3	34324.6	1341.8	1491.0			5520.0	5607.2
Federal income tax recoverable Amount recoverable from reinsurers	1149.0	1211.6	879.6	859.5
Deferred acquisition costs	967.8	912.8	1404.9	1265.6			591.0	587.3
Other intangible assets	146.8	154.5	930.7	964.0	45.8	50.1	243.9	244.0
Goodwill	43.9	43.9	855.1	855.1	300.7	300.7	12.7	12.1
Other	167.4	138.1	393.7	358.4	202.9	212.5	35.7	37.9

Total Assets	54943.7	56888.2	18852.2	18409.7	1429.1	1460.5	7678.0	7788.8

	Corporate and		Consolidating
	Other Operations		Adjustments		Consolidated

	Jun	Dec	Jun	Dec	Jun	Dec
	2002	2001	2002	2001	2002	2001

ASSETS

Investments
Corporate bonds	4024.7	4123.9			23993.6	23105.1
U.S. government bonds	353.9	318.9			441.6	410.5
Foreign government bonds	526.1	586.2			1120.1	1174.7
Asset/Mortgage backed securities	904.8	757.3			4031.0	3524.7
State and municipal bonds	9.1	3.0			58.8	44.7
Preferred stocks-redeemable	2.5	1.4			79.6	85.9
Common stocks	98.9	100.5			267.7	319.3
Preferred stocks-equity	115.8	104.5			151.8	151.2
Mortgage loans	356.1	363.0			4395.4	4535.5
Real estate	258.5	267.7			258.7	267.9
Policy loans					1906.1	1939.7
Other long-term investments	421.6	521.3			456.0	553.8

Total Investments	7072.0	7147.8			37160.1	36113.1

Allocated investments	(1122.3)	50.0	(4205.1)	(4788.2)
Notes receivable from LNC	(747.2)	(443.7)	(0.5)	(0.1)	0.0	0.0
Invest in unconsol affiliates	7.5	8.1			7.5	8.1
Cash and invested cash	2096.9	3130.5		(210.5)	2265.4	3095.5
Property and equipment	179.6	173.2			253.5	257.5
Premium and fees receivable	417.1	365.6	(14.2)	(12.2)	461.4	400.1
Accrued investment income	92.4	101.0			556.3	563.5
Assets held in separate accounts			2976.5	3410.5	40579.6	44833.4
Federal income tax recoverable			438.4	15.1	438.4	15.1
Amount recoverable from reinsurers	4660.0	4150.6	(178.7)	(191.4)	6509.9	6030.4
Deferred acquisition costs	2.3	33.9	90.6	85.6	3056.6	2885.3
Other intangible assets					1367.3	1412.6
Goodwill	(0.0)	(0.0)			1212.4	1211.8
Other	860.2	865.5	(459.3)	(437.4)	1200.6	1174.9

Total Assets	13518.5	15582.5	(1352.3)	(2128.6)	95069.2	98001.3

06/30/02	PAGE 10

Reconciliation of Business Segments to Consolidated Balance Sheets
Unaudited [Millions of Dollars]

					Investment
	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Jun	Dec	Jun	Dec	Jun	Dec	Jun	Dec
	2002	2001	2002	2001	2002	2001	2002	2001

LIABILITIES and SHAREHOLDERS' EQUITY Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	2664.9	2622.7	13339.2	12955.8			1327.5	1338.1
Health reserves			0.4	0.3			47.2	46.0
Unpaid claims — life and health	40.2	31.3	100.3	92.9			40.2	42.4
Unearned premiums			0.0	0.0
Premium deposit funds	18503.4	17838.9	10.0	13.9			30.1	29.2
Participating policyholders’ funds			91.9	100.2
Other policyholders’ funds			577.3	555.2
Liab related to separate accounts	30741.3	34324.6	1341.8	1491.0			5520.0	5607.2

Total Insurance and Inv Contract Liabilities	51949.8	54817.5	15460.9	15209.5			6965.0	7063.0
Federal income taxes	80.0	(5.7)	(7.3)	(13.5)	41.7	43.3	(1.8)	(12.2)
Short-term debt				10.0
Long-term debt Minority Interest in pref. securities of sub Notes payable to LNC						9.3
Other liabilities	363.1	168.4	460.5	436.3	819.8	866.2	203.3	192.0

Deferred gain on indemnity reinsurance Total Liabilities	52392.9	54980.3	15914.2	15642.2	861.6	918.8	7166.5	7242.8

Net unrealized gains (losses) on securities	137.6	79.9	48.5	13.6	2.4	1.5	25.1	15.3
Gains (losses) on derivatives	7.5	0.3	15.5	4.5
Other shareholders’ equity	2405.7	1824.9	2874.1	2738.5	565.1	540.3	524.3	566.7
S/Hs’ equity-minimum pension liability adjustment							(37.8)	(36.0)
Cumulative effect of accounting change		2.8		10.9

Shareholders’ Equity	2550.8	1907.9	2938.0	2767.5	567.6	541.7	511.5	546.0

Total Liabilities and S/Hs’ Equity	54943.7	56888.2	18852.2	18409.7	1429.1	1460.5	7678.0	7788.8

	Corporate and		Consolidating
	Other Operations		Adjustments		Consolidated

	Jun	Dec	Jun	Dec	Jun	Dec
	2002	2001	2002	2001	2002	2001

LIABILITIES and SHAREHOLDERS' EQUITY Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	1397.5	1122.8	(117.8)	(122.4)	18611.2	17917.0
Health reserves	2128.4	2491.5			2176.1	2537.9
Unpaid claims — life and health	905.4	920.9			1086.1	1087.5
Unearned premiums	154.3	66.9			154.3	66.9
Premium deposit funds	29.3	105.5	585.0	597.5	19157.8	18585.0
Participating policyholders’ funds					91.9	100.2
Other policyholders’ funds	7.4	7.4			584.7	562.7
Liab related to separate accounts			2976.5	3410.5	40579.6	44833.4

Total Insurance and Inv Contract Liabilities	4622.3	4715.0	3443.7	3885.6	82441.8	85690.6
Federal income taxes	(550.7)	(26.7)	438.1	14.8
Short-term debt	211.0	550.7		(210.5)	211.0	350.2
Long-term debt	1112.3	861.8			1112.3	861.8
Minority Interest in pref. securities of sub	380.0	474.7			380.0	474.7
Notes payable to LNC	361.8	335.0	(361.8)	(344.3)	0.0	0.0
Other liabilities	3321.8	3239.4	(667.5)	(686.3)	4501.1	4216.1
Deferred gain on indemnity reinsurance	1115.2	1144.5			1115.2	1144.5

Total Liabilities	10573.8	11294.3	2852.4	2659.3	89761.4	92737.8

Net unrealized gains (losses) on securities	103.9	77.2	8.2	8.2	325.7	195.7
Gains (losses) on derivatives	(0.3)	(0.8)			22.7	3.9
Other shareholders’ equity	2841.1	4207.9	(4213.0)	(4796.0)	4997.4	5082.2
S/Hs’ equity-minimum pension liability adjustment					(37.8)	(36.0)
Cumulative effect of accounting change		3.9				17.6

Shareholders’ Equity	2944.7	4288.2	(4204.8)	(4787.9)	5307.9	5263.5

Total Liabilities and S/Hs’ Equity	13518.5	15582.5	(1352.3)	(2128.6)	95069.2	98001.3

6/30/2002	PAGE 11

Five Year Comparative Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]

	1997	1998	1999	2000	2001

ASSETS Investments
Corporate bonds	16633.3	22505.2	21119.5	21249.7	23105.1
U.S. government bonds	662.4	1134.6	538.3	542.9	410.5
Foreign government bonds	1804.4	1321.2	1447.5	1321.1	1174.7
Mortgage backed securities	4529.3	5080.5	4404.0	4160.4	3524.7
State and municipal bonds	241.4	16.7	14.7	14.6	44.7
Preferred stocks-redeemable	195.5	174.6	164.7	161.2	85.9
Common stocks	572.3	463.1	514.5	436.6	319.3
Preferred stocks-equity	88.2	79.8	89.5	113.1	151.2
Mortgage loans	3288.1	4393.1	4735.4	4663.0	4535.5
Real estate	576.0	488.7	256.2	282.0	267.9
Policy loans	763.1	1840.0	1892.4	1960.9	1939.7
Other long-term investments	464.8	432.0	401.8	463.3	553.8

Total Investments	29818.8	37929.5	35578.4	35368.6	36113.1

Invest in unconsol affiliates	21.0	18.8	25.8	6.4	8.1
Cash and invested cash	3794.7	2433.4	1895.9	1927.4	3095.5
Property and equipment	189.8	174.8	203.8	228.2	257.5
Premiums and fees receivable	197.5	246.2	259.6	296.7	400.1
Accrued investment income	423.0	528.5	533.2	546.4	563.5
Assets held in separate accounts	37138.8	43408.9	53654.2	50579.9	44833.4
Federal income taxes recoverable		204.1	345.0	207.5	15.1
Amounts recoverable from reinsurers	2350.8	3127.1	3954.3	3747.7	6030.4
Deferred acquisition costs	1623.8	1964.4	2800.3	3070.5	2885.3
Other intangible assets	613.9	1848.4	1746.5	1557.0	1412.6
Goodwill	457.7	1484.3	1423.0	1286.0	1211.8
Other	544.8	468.0	675.7	1021.6	1174.9

Total Assets	77174.7	93836.3	103095.7	99844.1	98001.3

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	8228.7	16434.2	17071.4	17841.2	17917.0
Health reserves	2300.4	2600.1	2507.8	2523.8	2537.9
Unpaid claims-life and health	682.0	1043.4	1269.8	1316.6	1087.5
Unearned premiums	55.3	62.3	75.8	46.5	66.9
Premium deposit funds	19803.0	20171.9	19624.1	17715.5	18585.0
Participating policyholders’ funds	79.8	142.7	132.0	139.4	100.2
Other policyholders’ funds	180.6	438.4	472.6	522.2	562.7
Liab related to separate accounts	37138.8	43408.9	53654.2	50579.9	44833.4

Total Ins and Inv Contr Liabilities	68468.5	84301.9	94807.7	90685.1	85690.6
Federal income taxes	487.8
Short-term debt	297.2	314.6	460.2	312.9	350.2
Long-term debt	511.0	712.2	712.0	712.2	861.8
Minority Interest — pref sec of a sub	315.0	745.0	745.0	745.0	474.7
Other liabilities	2112.2	2374.6	2107.0	2434.7	4216.1
Deferred gain on indemnity reinsurance					1144.5

Total Liabilities	72191.8	88448.3	98831.9	94890.0	92737.8

S/Hs’ equity-unrealized gains (losses)-cont op	436.0	552.4	(465.7)	12.0	199.6
S/Hs’ equity-foreign currency	46.2	50.0	30.0	21.9	(8.1)
S/Hs’ equity-minimum pension liability adjustment					(36.0)
S/Hs’ equity-other	4500.7	4785.5	4699.6	4920.2	5090.4
Cumulative effect of accounting change					17.6

Total Shareholders’ Equity	4982.9	5387.9	4263.9	4954.1	5263.5

Total Liabilities and Shareholders’ Equity	77174.7	93836.3	103095.7	99844.1	98001.3

Shareholders’ Equity Per Share
[Book Value, Securities at Cost]	$22.48	$23.86	$24.14	$25.85	$26.94
Common shares outstanding	202.3	202.6	196.0	191.2	187.3

06/30/02	PAGE 12

Quarterly Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]

	Sep	Dec	Mar	Jun	Sep	Dec
	1999	1999	2000	2000	2000	2000

ASSETS
Investments
Corporate bonds	21560.5	21119.5	21188.0	20719.1	21064.7	21249.7
U.S. government bonds	991.0	538.3	572.4	566.2	575.5	542.9
Foreign government bonds	1369.6	1447.5	1416.4	1377.4	1277.7	1321.1
Mortgage backed securities	4601.2	4404.0	4393.4	4242.4	4172.5	4160.4
State and municipal bonds	14.8	14.7	14.7	14.1	14.3	14.6
Preferred stocks — redeemable	171.3	164.7	159.7	159.2	159.5	161.2
Common stocks	423.9	514.5	496.4	467.8	479.9	436.6
Preferred stocks-equity	82.7	89.5	91.3	92.2	90.3	113.1
Mortgage loans	4772.7	4735.4	4833.9	4783.8	4767.3	4663.0
Real estate	280.3	256.2	283.4	282.1	297.6	282.0
Policy loans	1863.2	1892.4	1896.3	1914.7	1935.6	1960.9
Other long-term investments	401.2	401.8	428.8	438.2	470.5	463.3

Total Investments	36532.4	35578.4	35774.6	35057.2	35305.4	35368.6

Invest in unconsol affiliates	23.4	25.8		(0.9)	5.8	6.4
Cash and invested cash	2342.9	1895.9	1510.1	1619.3	1435.9	1927.4
Property and equipment	191.9	203.8	207.7	205.5	213.8	228.2
Premiums and fees receivable	296.0	259.6	190.2	247.8	240.8	296.7
Accrued investment income	602.9	533.2	575.0	544.0	569.2	546.4
Assets held in separate accounts	46228.8	53654.2	56907.6	54924.2	54410.9	50579.9
Federal income taxes recoverable	457.3	345.0	300.4	246.1	267.3	207.5
Amount recoverable from reinsurers	3315.6	3954.3	3851.0	3775.3	3774.7	3747.7
Deferred acquisition costs	2614.5	2800.3	2870.4	2968.0	3048.0	3070.5
Other intangible assets	1760.6	1746.5	1705.5	1646.7	1598.4	1557.0
Goodwill	1435.0	1423.0	1349.6	1335.4	1296.6	1286.0
Other	699.3	675.7	1097.8	1279.1	1076.4	1021.6

Total Assets	96500.7	103095.7	106340.0	103847.6	103243.1	99844.1

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	16760.5	17071.4	17172.1	17247.3	17500.0	17841.2
Health reserves	2511.3	2507.8	2547.4	2494.2	2520.2	2523.8
Unpaid claims — life and health	1162.6	1269.8	1177.3	1204.1	1202.8	1316.6
Unearned premiums	62.5	75.8	57.1	52.8	51.8	46.5
Premium deposit funds	19988.9	19624.1	18899.3	18407.2	18072.1	17715.5
Participating policyholders’ funds	120.2	132.0	130.7	130.4	135.4	139.4
Other policyholders’ funds	445.9	472.6	478.9	490.6	500.7	522.2
Liab related to separate accounts	46228.8	53654.2	56907.6	54924.2	54410.9	50579.9

Total Ins and Inv Contr Liabilities	87280.8	94807.7	97370.5	94950.8	94394.0	90685.1
Federal income taxes
Short-term debt	367.7	460.2	474.2	355.7	330.3	312.9
Long-term debt	712.0	712.0	712.0	712.1	712.2	712.2
Minority Interest — pref sec of a sub	745.0	745.0	745.0	745.0	745.0	745.0
Notes payable to LNC
Other liabilities	2733.0	2107.0	2697.9	2860.3	2522.9	2434.7
Deferred gain on indemnity reinsurance

Total Liabilities	91838.5	98831.9	101999.6	99623.9	98704.5	94890.0

S/Hs’ equity-unrealized gns (losses) — inv	(103.8)	(465.7)	(411.2)	(556.6)	(337.7)	12.0
S/Hs’ equity- gains (losses) — derivatives
S/Hs’ equity-foreign currency	40.2	30.0	22.8	21.8	19.9	21.9
S/Hs’ equity-minimum pension liability adj
S/Hs’ equity-other	4725.8	4699.6	4728.9	4758.5	4856.4	4920.1
Cumulative effect of accounting change

Total Shareholders’ Equity	4662.2	4263.9	4340.4	4223.7	4538.6	4954.1

Total Liabilities and Shareholders’ Equity	96500.7	103095.7	106340.0	103847.6	103243.1	99844.1

Shareholders’ Equity Per Share
[Book Value, Securities at Cost]	$24.28	$24.14	$24.58	$25.01	$25.43	$25.85
Common shares outstanding	196.3	196.0	193.3	191.1	191.8	191.2

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Mar	Jun	Sep	Dec	Mar	Jun
	2001	2001	2001	2001	2002	2002

ASSETS
Investments
Corporate bonds	21855.2	22116.6	23424.3	23105.1	23470.4	23993.6
U.S. government bonds	536.6	510.0	467.7	410.5	429.1	441.6
Foreign government bonds	1240.8	1236.3	1160.3	1174.7	1180.1	1120.1
Mortgage backed securities	4009.8	3844.6	3765.6	3524.7	3613.9	4031.0
State and municipal bonds	14.7	14.1	14.4	44.7	62.6	58.8
Preferred stocks — redeemable	154.1	152.2	99.3	85.9	84.6	79.6
Common stocks	388.6	373.3	311.2	319.3	284.4	267.7
Preferred stocks-equity	170.9	160.8	166.5	151.2	154.2	151.8
Mortgage loans	4641.2	4652.8	4663.1	4535.5	4448.2	4395.4
Real estate	308.1	306.9	288.8	267.9	258.2	258.7
Policy loans	1947.0	1947.4	1943.4	1939.7	1918.0	1906.1
Other long-term investments	477.4	480.9	483.4	553.8	459.6	456.0

Total Investments	35744.5	35796.0	36788.0	36113.1	36363.1	37160.1

Invest in unconsol affiliates	7.3	6.1	6.5	8.1	8.1	7.5
Cash and invested cash	2015.2	1501.9	1996.3	3095.5	1699.5	2265.4
Property and equipment	242.1	251.4	261.0	257.5	266.4	253.5
Premiums and fees receivable	282.8	303.7	264.5	400.1	376.3	461.4
Accrued investment income	581.9	573.2	615.1	563.5	577.1	556.3
Assets held in separate accounts	44506.2	47140.2	39479.8	44833.4	44916.7	40579.6
Federal income taxes recoverable	106.6	177.5	35.3	15.1	551.3	438.4
Amount recoverable from reinsurers	3706.4	3662.0	3818.3	6030.4	6096.3	6509.9
Deferred acquisition costs	2963.4	3129.1	3087.2	2885.3	3114.9	3056.6
Other intangible assets	1505.3	1479.0	1451.5	1412.6	1384.0	1367.3
Goodwill	1274.5	1263.6	1253.2	1211.8	1211.5	1212.4
Other	1186.3	1147.7	1149.4	1174.9	1280.9	1200.6

Total Assets	94122.4	96431.2	90206.0	98001.3	97846.4	95069.2

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	17733.0	17865.3	17990.8	17917.0	18014.6	18611.2
Health reserves	2534.8	2533.9	2573.2	2537.9	2492.4	2176.1
Unpaid claims — life and health	1255.3	1136.5	1206.6	1087.5	1153.6	1086.1
Unearned premiums	45.9	19.0	8.1	66.9	66.5	154.3
Premium deposit funds	17667.1	17715.9	18509.7	18585.0	18669.6	19157.8
Participating policyholders’ funds	145.0	135.2	118.3	100.2	98.6	91.9
Other policyholders’ funds	532.1	541.4	554.3	562.7	571.9	584.7
Liab related to separate accounts	44506.2	47140.2	39479.8	44833.4	44916.7	40579.6

Total Ins and Inv Contr Liabilities	84419.3	87087.2	80440.8	85690.6	85983.9	82441.8
Federal income taxes
Short-term debt	415.3	351.3	539.0	350.2	510.2	211.0
Long-term debt	712.3	712.4	712.4	861.8	861.8	1112.3
Minority Interest — pref sec of a sub	745.0	745.0	305.0	474.7	376.2	380.0
Notes payable to LNC					(0.0)	0.0
Other liabilities	2734.2	2479.4	2840.2	4216.1	3864.6	4501.1
Deferred gain on indemnity reinsurance				1144.5	1118.6	1115.2

Total Liabilities	89026.0	91375.3	84837.4	92737.8	92715.3	89761.4

S/Hs’ equity-unrealized gns (losses) — inv	190.4	76.2	247.9	195.7	31.8	325.7
S/Hs’ equity- gains (losses) — derivatives	5.7	9.4	2.9	3.9	22.6	22.7
S/Hs’ equity-foreign currency	4.1	(15.3)	6.9	(8.1)	(20.9)	21.9
S/Hs’ equity-minimum pension liability adj				(36.0)	(35.2)	(37.8)
S/Hs’ equity-other	4878.5	4968.2	5093.4	5090.4	5132.7	4975.4
Cumulative effect of accounting change	17.6	17.6	17.6	17.6

Total Shareholders’ Equity	5096.4	5055.9	5368.6	5263.5	5131.1	5307.9

Total Liabilities and Shareholders’ Equity	94122.4	96431.2	90206.0	98001.3	97846.4	95069.2

Shareholders’ Equity Per Share
[Book Value, Securities at Cost]	$25.96	$26.32	$26.87	$26.94	$27.02	$26.88
Common shares outstanding	188.1	188.2	189.8	187.3	187.9	184.5

06/30/02	PAGE 13

Lincoln Retirement
Income Statements & Operational Data
Unaudited [Millions of Dollars]

						YTD	YTD
						Jun	Jun
For the Year Ended December 31	1997	1998	1999	2000	2001	2001	2002

Operating Revenue
Premiums	84.2	53.9	65.2	64.3	77.5	51.6	25.3
Surrender charges	29.8	33.5	37.9	41.8	31.2	17.5	15.1
Expense assessments	367.2	459.9	536.2	628.4	537.7	279.5	254.8
Other revenue and fees	1.2	1.7	14.5	11.0	16.7	5.6	4.5
Net investment income	1477.1	1501.6	1474.2	1393.5	1370.0	680.7	702.6

Operating Revenue	1959.5	2050.6	2128.0	2138.9	2033.1	1034.9	1002.3

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	292.6	271.6	259.1	254.7	263.9	142.4	127.9
Interest credited to policy bal.	974.4	955.2	925.2	866.1	863.8	419.1	447.9
Underwriting, acquisition, insurance and other expenses	415.0	498.8	560.8	575.5	524.5	260.6	272.1
Goodwill amortization	0.0	2.2	2.0	(0.6)	1.2	0.6	0.0

Operating Benefits and Expenses	1682.0	1727.8	1747.1	1695.7	1653.5	822.7	847.9

Income from Operations Before Tax	277.5	322.8	380.9	443.2	379.6	212.2	154.4
Federal income taxes	54.5	60.4	81.4	81.2	59.3	39.1	26.2

Income from Operations	223.0	262.4	299.4	362.0	320.3	173.1	128.2

Realized gains (losses) on investments	40.3	11.4	(7.9)	(3.4)	(42.3)	(8.1)	(69.5)
Gains (losses) on derivatives					(0.2)	0.0	0.1
Restructuring charges					(1.3)	(1.3)	(1.0)

Income before Accounting Changes	263.3	273.8	291.5	358.6	276.5	163.8	57.8
Cumulative effect of accounting changes					(7.3)	(7.3)	0.0

Net Income	263.3	273.8	291.5	358.6	269.2	156.5	57.8

Inc from Oper — before Goodwill Amort.	223.0	264.6	301.5	361.4	321.5	173.7	128.2
Net Income — before Goodwill Amort.	263.3	276.0	293.6	358.0	270.5	157.1	57.8
Effective tax rate	19.6%	18.7%	21.4%	18.3%	15.6%	18.4%	17.0%
Operating Revenue	1959.5	2050.6	2128.0	2138.9	2033.1	1034.9	1002.3
Realized gains (losses) on investments	63.5	17.5	(12.1)	(5.2)	(64.5)	(12.4)	(106.7)
Gains (losses) on derivatives					(0.3)	0.0	(0.0)

Total Revenue	2023.0	2068.1	2115.8	2133.7	1968.3	1022.5	895.6

Average capital	1373.0	1592.6	1562.0	1601.8	1828.2	1792.5	2216.4
Return on average capital	16.2%	16.5%	19.2%	22.6%	17.5%	19.3%	11.6%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-period					812.5	812.5	912.8
Deferral					240.9	110.4	122.5
Amortization					(125.5)	(69.0)	(80.8)

Operating					115.4	41.4	41.6
Adjustment related to realized (gains) losses on securities available-for-sale					68.2	17.7	46.6
Adjustment related to unrealized (gains) losses on securities available-for-sale					(90.0)	(46.7)	(18.4)
Other*					6.7	6.4	(14.8)

Balance at end-of-period					912.8	831.3	967.8

*	Includes the transfer of the Legacy Life block of businesses to the Life Insurance segment in the first quarter of 2002.

06/30/02	PAGE 14

Lincoln Retirement
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Sep	Dec	Mar	Jun	Sep	Dec
	1999	1999	2000	2000	2000	2000

Operating Revenue
Premiums	13.1	21.0	13.3	16.8	18.0	16.2
Surrender charges	10.1	9.8	11.1	11.2	10.4	9.1
Expense assessments	142.6	140.5	155.1	155.7	163.4	154.2
Other revenue and fees	0.9	6.4	2.2	0.6	4.6	3.5
Net investment income	364.5	366.0	362.9	345.8	349.8	335.0

Operating Revenue	531.2	543.7	544.6	530.1	546.2	518.1

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	55.0	77.2	61.6	65.7	68.4	59.0
Interest credited to policy balances	230.1	234.1	228.2	219.4	205.4	213.2
Underwriting, acquisition, insurance and other expenses	146.5	134.7	144.5	139.8	147.9	143.2
Goodwill amortization	0.6	0.5	(1.5)	0.3	0.3	0.3

Operating Benefits and Expenses	432.2	446.5	432.8	425.2	421.9	415.7

Income from Operations Before Tax	99.0	97.2	111.8	104.8	124.2	102.3
Federal income taxes	23.6	23.5	23.3	20.7	21.3	15.9

Income from Operations	75.4	73.7	88.5	84.1	102.9	86.4

Realized gains (losses) on investments	(7.0)	(3.7)	2.7	0.3	(9.1)	2.8
Gains (losses) on derivatives
Restructuring charges
Income before Accounting Changes	68.4	69.9	91.2	84.4	93.8	89.2
Cumulative effect of accounting changes

Net Income	68.4	69.9	91.2	84.4	93.8	89.2

Inc from Oper — before Goodwill Amort.	76.0	74.2	87.0	84.4	103.2	86.7
Net Income — before Goodwill Amort.	69.1	70.4	89.7	84.7	94.1	89.5
Effective tax rate	23.8%	24.2%	20.8%	19.7%	17.1%	15.6%
Operating Revenue	531.2	543.7	544.6	530.1	546.2	518.1
Realized gains (losses) on investments	(10.7)	(5.8)	4.2	0.4	(14.1)	4.2
Gains (losses) on derivatives

Total Revenue	520.5	538.0	548.7	530.5	532.1	522.3

Average capital	1471.2	1559.0	1438.4	1647.7	1635.2	1686.0
Return on average capital	20.5%	18.9%	24.6%	20.4%	25.2%	20.5%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-quarter
Deferral
Amortization

Operating
Adjustment related to realized (gains) losses on securities available-for-sale
Adjustment related to unrealized (gains) losses on securities available-for-sale
Other*

Balance at end-of-quarter

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Mar	Jun	Sep	Dec	Mar	Jun
	2001	2001	2001	2001	2002	2002

Operating Revenue
Premiums	19.1	32.5	13.2	12.7	12.2	13.1
Surrender charges	9.1	8.5	6.5	7.2	7.9	7.2
Expense assessments	141.6	138.0	132.0	126.2	127.7	127.1
Other revenue and fees	1.7	3.9	1.2	10.0	5.8	(1.3)
Net investment income	341.3	339.3	346.6	342.6	349.9	352.7

Operating Revenue	512.8	522.1	499.5	498.7	503.5	498.8

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	69.8	72.6	66.3	55.3	55.4	72.5
Interest credited to policy balances	209.4	209.7	217.2	227.5	226.1	221.8
Underwriting, acquisition, insurance and other expenses	134.6	126.0	132.8	131.1	124.9	147.2
Goodwill amortization	0.3	0.3	0.3	0.3

Operating Benefits and Expenses	414.1	408.6	416.6	414.2	406.4	441.5

Income from Operations Before Tax	98.7	113.6	82.9	84.5	97.1	57.3
Federal income taxes	16.3	22.8	10.4	9.7	16.7	9.5

Income from Operations	82.3	90.8	72.4	74.8	80.4	47.8

Realized gains (losses) on investments	(1.4)	(6.7)	(13.5)	(20.7)	(32.8)	(36.6)
Gains (losses) on derivatives	(0.1)	0.1	(0.3)	0.1	0.0	0.1
Restructuring charges	(0.7)	(0.6)	0.0	0.0	0.0	(1.0)

Income before Accounting Changes	80.2	83.6	58.6	54.2	47.6	10.2
Cumulative effect of accounting changes	(3.6)	(3.7)	0.0	0.0	0.0	0.0

Net Income	76.6	79.9	58.6	54.2	47.6	10.2

Inc from Oper — before Goodwill Amort.	82.6	91.1	72.7	75.1	80.4	47.8
Net Income — before Goodwill Amort.	76.9	80.2	58.9	54.5	47.6	10.2
Effective tax rate	16.6%	20.1%	12.6%	11.5%	17.2%	16.5%
Operating Revenue	512.8	522.1	499.5	498.7	503.5	498.8
Realized gains (losses) on investments	(2.2)	(10.3)	(20.8)	(31.3)	(50.5)	(56.2)
Gains (losses) on derivatives	(0.2)	0.2	(0.5)	0.2	0.0	(0.1)

Total Revenue	510.4	512.1	478.2	467.5	453.0	442.6

Average capital	1797.9	1787.1	1902.9	1824.9	2041.6	2391.2
Return on average capital	18.3%	20.3%	15.2%	16.4%	15.8%	8.0%
Roll Forward of Deferred Acquisition Costs
Deferral	50.2	60.2	58.7	71.9	61.7	60.8
Amortization	(40.7)	(28.3)	(35.6)	(20.8)	(32.7)	(48.2)

Operating	9.5	31.9	23.0	51.0	29.1	12.6
Adjustment related to realized (gains) losses on securities available-for-sale	12.8	4.9	16.4	34.1	25.7	20.9
Adjustment related to unrealized (gains) losses on securities available-for-sale	(78.6)	31.9	(89.7)	46.5	78.2	(96.6)
Other*	6.5	(0.0)	0.3	(0.0)	(14.8)

Balance at end-of-quarter	762.6	831.3	781.2	912.8	1,031.0	967.8

*	Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

06/30/02	PAGE 15

Lincoln Retirement
Annuity Account Value Roll Forward
Unaudited [Billions of Dollars]

						YTD	YTD
						Jun	Jun
	1997	1998	1999	2000	2001	2001	2002

Fixed Annuities — Bal Beg-of-Year	17.634	17.214	18.111	18.210	16.615	16.615	18.004
Gross Deposits	1.632	1.452	2.563	2.074	3.342	1.228	1.759
Withdrawals (incl charges) & deaths	(2.220)	(2.468)	(2.521)	(3.283)	(2.448)	(1.361)	(1.281)

Net cash flows	(0.588)	(1.016)	0.042	(1.209)	0.894	(0.134)	0.478
Transfer from (to) var annuities	(1.336)	(0.356)	(0.783)	(1.329)	(0.428)	(0.236)	(0.264)
Interest credited	0.978	0.994	0.840	0.944	0.923	0.451	0.461
Acq of new business/companies	0.527	1.274

Fixed Annuities — Gross	17.214	18.111	18.210	16.615	18.004	16.697	18.679
Reinsurance Ceded	(1.757)	(1.606)	(1.419)	(1.221)	(1.514)	(1.146)	(1.770)

Fixed Annuities — Bal End -of-Year	15.458	16.505	16.791	15.394	16.491	15.551	16.909

Fixed Annuities Incremental Deposits *	1.412	1.265	2.310	1.918	3.213	1.147	1.720
Variable Annuities — Bal Beg-of-Year	20.383	27.346	33.358	41.493	39.427	39.427	34.638
Gross Deposits	2.695	2.791	2.553	3.165	3.067	1.590	1.595
Withdrawals (incl charges) & deaths	(2.038)	(3.019)	(3.760)	(4.830)	(3.856)	(2.243)	(1.762)

Net cash flows	0.657	(0.228)	(1.207)	(1.665)	(0.789)	(0.653)	(0.167)
Transfer from (to) fixed annuities	1.335	0.389	0.787	1.320	0.428	0.238	0.266
Invest inc & change in mkt value	4.971	5.414	8.555	(1.721)	(4.428)	(2.051)	(3.531)
Acq (sale) of new business/companies		0.437

Var Annuities — Bal End-of-Year	27.346	33.358	41.493	39.427	34.638	36.961	31.206

Variable Annuities Incremental Deposits *	2.585	2.641	2.409	2.667	2.624	1.295	1.469
Total Annuities — Bal Beg-of-Year	38.017	44.561	51.469	59.704	56.043	56.043	52.643
Gross Deposits	4.327	4.244	5.116	5.239	6.409	2.818	3.354
Withdrawals (incl charges) & deaths	(4.258)	(5.487)	(6.281)	(8.113)	(6.304)	(3.604)	(3.043)

Net cash flows	0.069	(1.244)	(1.165)	(2.874)	0.105	(0.787)	0.311
Transfers	(0.001)	0.033	0.004	(0.009)	0.000	0.002	0.002
Interest credited & change in mkt value	5.949	6.408	9.395	(0.777)	(3.505)	(1.600)	(3.070)
Acq of new business/companies	0.527	1.711

Total Gross Annuities — Bal End-of-Year	44.561	51.469	59.704	56.043	52.643	53.658	49.886
Reinsurance Ceded	(1.757)	(1.606)	(1.419)	(1.221)	(1.514)	(1.146)	(1.770)

Total Annuities (Net of Ceded) — Bal End-of-Year	42.804	49.863	58.284	54.821	51.129	52.512	48.116

Total Annuities Incremental Deposits *	3.997	3.906	4.719	4.585	5.837	2.442	3.189
Var Ann Under Agree — Included above		0.649	0.719	0.941	1.077	0.975	1.175
Fixed Annuities — excluding fixed portion of variable contracts
Deposits			0.709	0.459	1.712	0.489	0.935
Withdrawals			(1.367)	(2.271)	(1.604)	(0.912)	(0.730)
Net Flows			(0.658)	(1.812)	0.108	(0.423)	0.205
Gross Fixed Account Values							10.048
Reinsurance Ceded							(1.770)

							8.278
Variable Annuities — including fixed portion of variable contracts
Deposits			4.407	4.780	4.697	2.329	2.419
Withdrawals			(4.915)	(5.842)	(4.700)	(2.692)	(2.313)
Net Flows			(0.508)	(1.062)	(0.003)	(0.363)	0.106
Variable Account Values							39.838
Fixed Portion of Variable Contracts
Deposits			1.853	1.615	1.630	0.739	0.824
Withdrawals			(1.154)	(1.012)	(0.844)	(0.449)	(0.551)
Net Flows			0.699	0.603	0.786	0.290	0.273
Fixed Portion of Variable Account Values							8.631

Average Daily Variable Account Values			35.932	41.776	35.573	37.341	33.921

*   Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

06/30/02	PAGE 16

Lincoln Retirement
Annuity Account Value Roll Forward
Unaudited [Billions of Dollars]

	Sep	Dec	Mar	Jun	Sep	Dec
	1999	1999	2000	2000	2000	2000

Fixed Annuities — Bal. Beg-of-Quarter	18.303	18.406	18.210	17.615	17.200	16.930
Gross Deposits	0.678	0.741	0.589	0.490	0.513	0.482
Withdrawals (incl charges) & deaths	(0.567)	(0.782)	(0.875)	(0.796)	(0.802)	(0.810)

Net cash flows	0.111	(0.040)	(0.287)	(0.307)	(0.288)	(0.328)
Transfer from (to) var annuities	(0.238)	(0.300)	(0.550)	(0.346)	(0.217)	(0.216)
Interest credited	0.231	0.144	0.241	0.238	0.235	0.230
Acq of new business/companies

Fixed Annuities — Gross	18.406	18.210	17.615	17.200	16.930	16.615
Reinsurance Ceded	(1.473)	(1.419)	(1.371)	(1.316)	(1.270)	(1.221)

Fixed Annuities — Bal. End-of-Quarter	16.934	16.791	16.244	15.884	15.660	15.394

Fixed Annuities Incremental Deposits *	0.644	0.582	0.560	0.447	0.464	0.447
Variable Annuities — Bal. Beg-of-Quarter	37.233	35.613	41.493	44.640	43.097	42.743
Gross Deposits	0.634	0.634	0.797	0.793	0.729	0.846
Withdrawals (incl charges) & deaths	(0.938)	(1.084)	(1.210)	(1.168)	(1.253)	(1.199)

Net cash flows	(0.304)	(0.450)	(0.413)	(0.375)	(0.524)	(0.353)
Transfer from (to) fixed annuities	0.237	0.303	0.549	0.343	0.216	0.212
Invest inc. & change in mkt value	(1.553)	6.027	3.011	(1.511)	(0.046)	(3.175)
Acq (sale) of new business/companies

Var Annuities — Bal. End-of-Quarter	35.613	41.493	44.640	43.097	42.743	39.427

Variable Annuities Incremental Deposits	0.589	0.592	0.732	0.699	0.586	0.650
Total Annuities — Bal. Beg-of-Quarter	55.536	54.020	59.704	62.255	60.297	59.673
Gross Deposits	1.312	1.375	1.386	1.283	1.242	1.328
Withdrawals (incl charges) & deaths	(1.505)	(1.865)	(2.085)	(1.964)	(2.055)	(2.009)

Net cash flows	(0.193)	(0.490)	(0.700)	(0.682)	(0.812)	(0.681)
Transfers	(0.001)	0.003	(0.001)	(0.003)	(0.001)	(0.004)
Interest credited & change in mkt value	(1.322)	6.171	3.252	(1.273)	0.189	(2.945)
Acq of new business/companies

Total Gross Annuities — Bal. End-of-Quarter	54.020	59.704	62.255	60.297	59.673	56.043
Reinsurance Ceded	(1.473)	(1.419)	(1.371)	(1.316)	(1.270)	(1.221)

Total Annuities (Net of Ceded) — Bal. End-of-Qtr	52.547	58.284	60.884	58.981	58.403	54.821

Total Annuities Incremental Deposits *	1.233	1.174	1.292	1.145	1.050	1.097
Var Ann Under Agree — Included above	0.639	0.719	0.866	0.868	0.962	0.941

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Mar	Jun	Sep	Dec	Mar	Jun
	2001	2001	2001	2001	2002	2002

Fixed Annuities — Bal. Beg-of-Quarter	16.615	16.599	16.697	17.317	18.004	18.178
Gross Deposits	0.560	0.668	0.896	1.218	0.906	0.853
Withdrawals (incl charges) & deaths	(0.787)	(0.574)	(0.525)	(0.562)	(0.730)	(0.551)

Net cash flows	(0.227)	0.094	0.372	0.656	0.176	0.302
Transfer from (to) var annuities	(0.014)	(0.222)	0.021	(0.213)	(0.232)	(0.032)
Interest credited	0.225	0.226	0.228	0.244	0.230	0.231
Acq of new business/companies

Fixed Annuities — Gross	16.599	16.697	17.317	18.004	18.178	18.679
Reinsurance Ceded	(1.169)	(1.146)	(1.266)	(1.514)	(1.645)	(1.770)

Fixed Annuities — Bal. End-of-Quarter	15.430	15.551	16.051	16.491	16.533	16.909

Fixed Annuities Incremental Deposits *	0.536	0.611	0.873	1.193	0.881	0.839
Variable Annuities — Bal. Beg-of-Quarter	39.427	34.733	36.961	30.506	34.638	35.150
Gross Deposits	0.887	0.703	0.684	0.793	0.808	0.787
Withdrawals (incl charges) & deaths	(1.250)	(0.993)	(0.795)	(0.818)	(0.896)	(0.866)

Net cash flows	(0.363)	(0.290)	(0.111)	(0.025)	(0.088)	(0.079)
Transfer from (to) fixed annuities	0.011	0.227	(0.023)	0.213	0.234	0.032
Invest inc. & change in mkt value	(4.342)	2.291	(6.321)	3.944	0.366	(3.897)
Acq (sale) of new business/companies

Var Annuities — Bal. End-of-Quarter	34.733	36.961	30.506	34.638	35.150	31.206

Variable Annuities Incremental Deposits	0.683	0.612	0.604	0.725	0.725	0.744
Total Annuities — Bal. Beg-of-Quarter	56.043	51.332	53.658	47.824	52.643	53.329
Gross Deposits	1.447	1.371	1.580	2.011	1.714	1.640
Withdrawals (incl charges) & deaths	(2.037)	(1.567)	(1.320)	(1.380)	(1.626)	(1.417)

Net cash flows	(0.590)	(0.196)	0.261	0.631	0.088	0.223
Transfers	(0.003)	0.005	(0.002)		0.002	0.000
Interest credited & change in mkt value	(4.117)	2.517	(6.093)	4.188	0.596	(3.666)
Acq of new business/companies

Total Gross Annuities — Bal. End-of-Quarter	51.332	53.658	47.824	52.643	53.329	49.886
Reinsurance Ceded	(1.169)	(1.146)	(1.266)	(1.514)	(1.645)	(1.770)

Total Annuities (Net of Ceded) — Bal. End-of-Qtr	50.163	52.512	46.558	51.129	51.684	48.116

Total Annuities Incremental Deposits *	1.219	1.223	1.477	1.918	1.606	1.583
Var Ann Under Agree — Included above	0.904	0.975	0.907	1.077	1.207	1.175

*	Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

Fixed Annuities — excluding fixed portion of variable contracts
Deposits	0.147	0.275	0.134	0.126	0.114	0.085
Withdrawals	(0.329)	(0.428)	(0.612)	(0.557)	(0.532)	(0.570)
Net Flows	(0.182)	(0.152)	(0.479)	(0.431)	(0.417)	(0.485)
Gross Fixed Account Values
Reinsurance Ceded

Net Fixed Account Values
Variable Annuities — including fixed portion of variable contracts
Deposits	1.165	1.100	1.252	1.157	1.128	1.243
Withdrawals	(1.176)	(1.438)	(1.473)	(1.408)	(1.523)	(1.439)
Net Flows	(0.011)	(0.338)	(0.221)	(0.251)	(0.395)	(0.196)
Variable Account Values
Fixed Portion of Variable Contracts
Deposits	0.531	0.466	0.455	0.364	0.399	0.397
Withdrawals	(0.238)	(0.354)	(0.263)	(0.240)	(0.270)	(0.240)
Net Flows	0.293	0.112	0.192	0.124	0.129	0.157
Fixed Portion of Variable Account Values
Average Daily Variable Account Values	36.580	37.845	42.185	42.182	43.055	39.682

[Additional columns below]

[Continued from above table, first column(s) repeated]

Fixed Annuities — excluding fixed portion of variable contracts
Deposits	0.160	0.329	0.489	0.734	0.505	0.430
Withdrawals	(0.556)	(0.356)	(0.340)	(0.352)	(0.463)	(0.267)
Net Flows	(0.396)	(0.027)	0.149	0.382	0.042	0.163
Gross Fixed Account Values					9.761	10.048
Reinsurance Ceded					(1.645)	(1.770)

Net Fixed Account Values					8.116	8.278
Variable Annuities — including fixed portion of variable contracts
Deposits	1.287	1.042	1.091	1.277	1.209	1.210
Withdrawals	(1.481)	(1.211)	(0.979)	(1.028)	(1.163)	(1.150)
Net Flows	(0.194)	(0.169)	0.112	0.249	0.046	0.060
Variable Account Values					43.568	39.838
Fixed Portion of Variable Contracts
Deposits	0.400	0.339	0.407	0.484	0.401	0.423
Withdrawals	(0.231)	(0.218)	(0.184)	(0.210)	(0.267)	(0.284)
Net Flows	0.169	0.121	0.223	0.274	0.134	0.139
Fixed Portion of Variable Account Values					8.417	8.631
Average Daily Variable Account Values	38.180	36.499	34.399	33.216	34.341	33.502

06/30/02	PAGE 17

Life Insurance Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]

						YTD	YTD
						Jun	Jun
	1997	1998	1999	2000	2001	2001	2002

Operating Revenue
Premiums	64.8	185.9	235.8	227.3	212.4	101.6	98.7
Surrender charges	9.8	52.1	66.3	66.4	66.1	30.6	25.2
Mortality assessments	161.2	350.1	444.6	465.2	499.4	249.1	247.8
Expense assessments	28.6	146.2	165.8	191.8	191.4	92.7	94.1
Other revenue and fees	9.0	2.6	9.8	14.2	17.9	8.9	12.4
Net investment income	268.2	642.6	840.1	871.5	910.2	450.4	451.7

Operating Revenue	541.5	1379.5	1762.6	1836.4	1897.5	933.4	929.9

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	143.6	371.2	430.5	411.5	418.5	203.4	207.7
Div accum & div to policyholders	20.4	70.7	81.5	80.8	78.5	36.6	36.0
Interest credited to policy bal.	153.0	393.1	493.8	525.4	569.9	279.5	295.2
Underwriting, acquisition, insurance and other expenses	172.1	293.1	399.1	384.8	374.7	190.8	180.6
Goodwill amortization	0.1	19.7	23.4	23.7	23.7	11.8	0.0

Operating Benefits and Expenses	489.3	1147.8	1428.2	1426.3	1465.4	722.1	719.5

Income from Operations Before Tax	52.3	231.6	334.3	410.1	432.1	211.2	210.4
Federal income taxes	12.4	82.4	122.3	150.1	153.0	75.5	65.8

Income from Operations	39.9	149.2	212.0	259.9	279.0	135.7	144.6

Realized gains (losses) on investments	(0.8)	(1.7)	(0.5)	(10.7)	(38.5)	(11.8)	(43.4)
Gains (losses) on derivatives					1.6	0.1	0.3
Restructuring charges	0.0	(20.0)	0.0	0.0	(3.5)	(2.0)	0.0

Income before Accounting Changes	39.1	127.5	211.5	249.3	238.6	122.0	101.6
Cumulative effect of accounting changes					(5.5)	(5.5)	0.0

Net Income	39.1	127.5	211.5	249.3	233.1	116.5	101.6

Inc from Oper — before Goodwill Amort.	40.0	168.9	235.4	283.6	302.7	147.6	144.6
Net Income — before Goodwill Amort.	39.2	147.1	234.9	273.0	256.7	128.3	101.6
Effective tax rate	23.7%	35.6%	36.6%	36.6%	35.4%	35.7%	31.3%
Operating Revenue	541.5	1,379.5	1,762.6	1836.4	1897.5	933.4	929.9
Realized gains (losses) on investments	3.2	(1.0)	(2.2)	(17.4)	(57.6)	(18.2)	(66.8)
Gains (losses) on derivatives					0.7	0.1	0.6

Total Revenue	544.8	1378.5	1760.4	1819.0	1840.6	915.3	863.8

Average capital	384.9	1948.0	2712.3	2640.2	2731.5	2722.7	2833.8
Return on average capital	10.4%	7.7%	7.8%	9.8%	10.2%	10.0%	10.2%

First Year Premiums by Product (Millions)
Universal Life	114.0	233.0	342.9	289.3	292.7	127.7	185.3
Variable Universal Life	52.9	101.3	142.2	218.7	228.6	108.3	81.4
Whole Life	5.4	20.0	23.9	22.4	26.3	9.2	11.6
Term	33.0	48.0	45.9	41.9	30.8	13.7	16.8

Total Retail	205.3	402.3	555.0	572.3	578.4	258.8	295.2
Corporate Owned Life Insurance (COLI)	0.0	4.0	14.7	87.0	47.3	28.0	53.5

Total	205.3	406.3	569.7	659.3	625.6	286.9	348.7

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	71.0	35.0	188.3	200.6	196.1	86.2	89.8
Lincoln Financial Distributors	134.3	356.3	367.9	444.7	413.0	193.1	252.5
Other*	0.0	15.0	13.5	14.0	16.6	7.6	6.4

Total by Distribution	205.3	406.3	569.7	659.3	625.6	286.9	348.7

Life Insurance In-Force (Billions)
Universal Life & Other	32.827	105.837	109.288	115.872	121.168	118.007	123.674
Term Insurance	30.337	67.076	85.701	100.130	113.226	105.265	121.076

Total Life Segment In-Force	63.164	172.914	194.988	216.002	234.394	223.272	244.750

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-period					1,079.3	1,079.3	1,265.6
Deferral					324.8	133.3	156.5
Amortization					(95.0)	(35.1)	(45.7)

Operating					229.8	98.2	110.8
Adjustment related to realized (gains) losses on securities available-for-sale					43.0	21.1	27.0
Adjustment related to unrealized (gains) losses on securities available-for-sale					(89.0)	(47.8)	(17.9)
Other**					2.5	0.4	19.3

Balance at end-of-period					1,265.6	1,151.1	1,404.9

*	Other consists of distribution arrangements with third-party intermediaries.
**	Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002.

06/30/02	PAGE 18

Life Insurance Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended	Sep	Dec	Mar	Jun	Sep	Dec
	1999	1999	2000	2000	2000	2000

Operating Revenue
Premiums	52.4	71.1	53.0	56.3	50.9	67.1
Surrender charges	17.1	18.0	16.2	16.5	13.8	19.9
Mortality assessments	110.5	113.9	112.2	114.5	116.3	122.1
Expense assessments	42.8	48.0	45.3	44.1	46.9	55.5
Other revenue and fees	2.4	3.9	3.2	3.6	3.8	3.7
Net investment income	209.6	214.8	215.6	215.5	220.6	219.7

Operating Revenue	434.9	469.6	445.5	450.5	452.4	488.0

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	105.4	112.8	98.4	96.3	95.8	121.0
Div accum & div to policyholders	19.2	21.0	20.4	18.7	16.4	25.3
Interest credited to policy bal.	122.8	122.3	126.3	128.7	134.0	136.5
Underwriting, acquisition, insurance and other expenses	99.1	117.8	99.4	100.9	94.9	89.6
Goodwill amortization	6.4	6.0	5.9	5.9	5.9	5.9

Operating Benefits and Expenses	353.0	379.9	350.3	350.6	347.0	378.4

Income from Operations Before Tax	82.0	89.8	95.2	99.9	105.4	109.6
Federal income taxes	29.4	32.8	34.8	37.4	38.9	39.0

Income from Operations	52.6	57.0	60.4	62.4	66.5	70.6

Realized gains (losses) on investments	1.4	2.8	(2.4)	(4.0)	1.0	(5.2)
Gains (losses) on derivatives
Restructuring charges

Income before Accounting Changes	54.0	59.7	58.1	58.4	67.4	65.4
Cumulative effect of accounting changes

Net Income	54.0	59.7	58.1	58.4	67.4	65.4

Inc from Oper — before Goodwill Amort.	59.0	63.0	66.3	68.4	72.4	76.5
Net Income — before Goodwill Amort.	60.4	65.8	64.0	64.4	73.4	71.3

Effective tax rate	35.9%	36.5%	36.5%	37.5%	36.9%	35.6%

Operating Revenue	434.9	469.6	445.5	450.5	452.4	488.0
Realized gains (losses) on investments	2.1	3.4	(3.8)	(6.3)	0.8	(8.1)
Gains (losses) on derivatives

Total Revenue	437.1	473.1	441.7	444.2	453.2	479.9

Average capital	2707.4	2686.0	2655.3	2615.0	2650.5	2640.0
Return on average capital	7.8%	8.5%	9.1%	9.6%	10.0%	10.7%

First Year Premiums by Product (Millions)
Universal Life	75.6	113.2	72.3	63.7	72.4	80.9
Variable Universal Life	30.0	55.6	44.0	44.5	55.1	75.1
Whole Life	6.4	8.0	3.9	4.5	6.0	8.0
Term	10.5	11.0	13.1	12.1	9.1	7.6

Total Retail	122.5	187.8	133.3	124.8	142.6	171.6
Corporate Owned Life Insurance (COLI)	2.3	4.0	12.7	19.5	5.8	49.0

Total	124.8	191.9	146.0	144.3	148.4	220.7

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	39.4	72.8	46.1	37.0	51.3	66.2
Lincoln Financial Distributors	82.0	115.0	96.8	104.4	92.9	150.6
Other*	3.4	4.1	3.0	2.9	4.2	3.9

Total by Distribution	124.8	191.9	146.0	144.3	148.4	220.7

Insurance In-Force (Billions)
Universal Life & Other	106.945	109.288	108.817	110.448	112.884	115.872
Term Insurance	81.963	85.701	92.857	97.039	98.424	100.130

Total Segment In-Force	188.908	194.988	201.674	207.487	211.308	216.002

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-quarter
Deferral
Amortization

Operating
Adjustment related to realized (gains) losses on securities available-for-sale
Adjustment related to unrealized (gains) losses on securities available-for-sale
Other

Balance at end-of-quarter

[Additional columns below]

[Continued from above table, first column(s) repeated]

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun
	2001	2001	2001	2001	2002	2002

Operating Revenue
Premiums	50.9	50.7	46.4	64.4	51.1	47.6
Surrender charges	17.2	13.5	15.6	19.9	11.7	13.5
Mortality assessments	124.3	124.8	124.7	125.5	123.9	123.9
Expense assessments	47.4	45.3	46.0	52.8	46.9	47.2
Other revenue and fees	5.1	3.8	3.0	6.0	5.7	6.7
Net investment income	223.0	227.4	233.2	226.6	226.0	225.7

Operating Revenue	467.9	465.5	468.9	495.2	465.3	464.6

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	99.9	103.5	102.3	112.9	104.1	103.6
Div accum & div to policyholders	17.5	19.0	16.5	25.4	17.8	18.2
Interest credited to policy bal.	138.3	141.2	143.5	146.9	146.3	148.9
Underwriting, acquisition, insurance and other expenses	98.8	92.0	92.5	91.4	92.1	88.5
Goodwill amortization	5.9	5.9	5.9	5.9	0.0

Operating Benefits and Expenses	360.5	361.7	360.8	382.5	360.2	359.3

Income from Operations Before Tax	107.4	103.8	108.1	112.7	105.1	105.3
Federal income taxes	38.8	36.7	38.1	39.5	34.0	31.8

Income from Operations	68.6	67.1	70.1	73.2	71.1	73.5

Realized gains (losses) on investments	(5.4)	(6.4)	(5.3)	(21.3)	(26.9)	(16.4)
Gains (losses) on derivatives	(0.0)	0.1	(0.0)	1.5	0.0	0.3
Restructuring charges		(2.0)		(1.5)

Income before Accounting Changes	63.2	58.8	64.7	51.9	44.2	57.4
Cumulative effect of accounting changes	(0.2)	(5.3)	0.0	(0.0)	0.0	0.0

Net Income	62.9	53.5	64.7	51.9	44.2	57.4

Inc from Oper — before Goodwill Amort.	74.5	73.0	76.0	79.1	71.1	73.5
Net Income — before Goodwill Amort.	68.9	59.5	70.6	57.8	44.2	57.4

Effective tax rate	36.1%	35.3%	35.2%	35.0%	32.3%	30.2%

Operating Revenue	467.9	465.5	468.9	495.2	465.3	464.6
Realized gains (losses) on investments	(8.2)	(10.0)	(8.2)	(31.1)	(41.4)	(25.4)
Gains (losses) on derivatives	(0.0)	0.2	(0.1)	0.6	0.0	0.6

Total Revenue	459.6	455.7	460.6	464.7	423.9	439.8

Average capital	2729.8	2715.7	2736.3	2744.4	2801.9	2865.8

Return on average capital	10.1%	9.9%	10.2%	10.7%	10.2%	10.3%

First Year Premiums by Product (Millions)
Universal Life	57.7	70.0	67.4	97.5	86.4	98.9
Variable Universal Life	56.0	52.2	50.1	70.2	39.0	42.4
Whole Life	4.1	5.1	6.7	10.4	5.2	6.4
Term	6.5	7.2	8.1	9.1	8.7	8.1

Total Retail	124.2	134.6	132.4	187.2	139.4	155.8
Corporate Owned Life Insurance (COLI)	7.1	21.0	5.1	14.2	6.9	46.6

Total	131.3	155.6	137.4	201.3	146.3	202.4

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	38.1	48.2	41.8	68.0	41.5	48.3
Lincoln Financial Distributors	89.1	104.0	90.4	129.5	100.9	151.6
Other*	4.2	3.4	5.2	3.8	3.8	2.6

Total by Distribution	131.3	155.6	137.4	201.3	146.3	202.4

Insurance In-Force (Billions)
Universal Life & Other	116.747	118.007	119.029	121.168	122.316	123.674
Term Insurance	102.467	105.265	108.723	113.226	117.752	121.076

Total Segment In-Force	219.214	223.272	227.751	234.394	240.068	244.750

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-quarter*	1,079.3	1,064.1	1,151.1	1,156.0	1,265.6	1,385.3
Deferral	64.5	68.8	85.3	106.3	74.3	82.2
Amortization	(19.3)	(15.8)	(29.7)	(30.2)	(22.1)	(23.6)

Operating	45.2	53.0	55.5	76.1	52.3	58.6
Adjustment related to realized (gains) losses on securities available-for-sale	7.8	13.3	7.2	14.7	15.8	11.2
Adjustment related to unrealized (gains) losses on securities available-for-sale	(68.5)	20.7	(59.6)	18.5	34.0	(51.9)
Other**	0.2	0.1	1.8	0.3	17.6	1.7

Balance at end-of-quarter	1,064.1	1,151.1	1,156.0	1,265.6	1,385.3	1,404.9

*	Other consists of distribution arrangements with third-party intermediaries.
**	Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002.

06/30/02	PAGE 19

Life Insurance Segment
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]

						YTD	YTD
						Jun	Jun
	1997	1998	1999	2000	2001	2001	2002

Universal Life — Bal Beg-of-Year	2.530	2.558	6.259	6.650	6.976	6.976	7.508
Deposits	0.278	0.675	1.017	0.955	1.043	0.497	0.612
Withdrawals & deaths	(0.399)	(0.701)	(0.452)	(0.426)	(0.319)	(0.161)	(0.193)

Net cash flows	(0.121)	(0.026)	0.564	0.528	0.724	0.335	0.419
Policyholder assessments			(0.544)	(0.584)	(0.598)	(0.294)	(0.316)
Interest credited	0.149	0.350	0.370	0.382	0.405	0.198	0.210
Acq of new business/transfers between segments	0.000	3.378	0.000	0.000	0.000	0.000	0.018

Universal Life — Bal End of Year (1)	2.558	6.259	6.650	6.976	7.508	7.216	7.838

Variable Universal Life — Bal Beg-of-Year	0.339	0.480	1.200	1.605	1.808	1.808	1.746
Deposits	0.106	0.193	0.326	0.607	0.584	0.273	0.277
Withdrawals & deaths	(0.040)	(0.100)	(0.099)	(0.132)	(0.251)	(0.108)	(0.112)

Net cash flows	0.065	0.093	0.228	0.475	0.332	0.165	0.164
Policyholder assessments		0.000	(0.084)	(0.141)	(0.170)	(0.082)	(0.093)
Invest inc & chg in mkt value	0.076	0.105	0.370	(0.130)	(0.225)	(0.125)	(0.173)
Acq of new business/transfers between segments	0.000	0.522	(0.110)	0.000	0.000	0.000	0.132

Variable Universal Life — Bal End-of-Year	0.480	1.200	1.605	1.808	1.746	1.766	1.776

Interest Sensitive Whole Life — Bal Beg-of-Year			1.784	1.963	2.062	2.062	2.123
Deposits		0.340	0.355	0.322	0.307	0.125	0.129
Withdrawals & deaths		(0.294)	(0.162)	(0.168)	(0.200)	(0.084)	(0.091)

Net cash flows		0.046	0.193	0.154	0.107	0.041	0.038
Policyholder assessments			(0.168)	(0.168)	(0.164)	(0.076)	(0.081)
Interest credited		0.096	0.109	0.113	0.118	0.058	0.065
Acq of new business/transfers between segments		1.642	0.045

Int Sensitive Whole Life — Bal End-of-Year		1.784	1.963	2.062	2.123	2.084	2.145

Total Segment — Life Insurance Account Values
Bal Beg-of-Year	2.869	3.038	9.243	10.217	10.847	10.847	11.377
Deposits	0.384	1.207	1.698	1.884	1.934	0.895	1.018
Withdrawals & deaths	(0.439)	(1.095)	(0.713)	(0.727)	(0.771)	(0.354)	(0.396)

Net cash flows	(0.056)	0.113	0.985	1.158	1.163	0.541	0.621
Policyholder assessments			(0.795)	(0.893)	(0.931)	(0.453)	(0.490)
Invest inc & change in market value	0.225	0.551	0.849	0.364	0.299	0.132	0.101
Acq of new business/transfers between segments		5.542	(0.065)				0.150

Total Segment — Bal End-of-Year	3.038	9.243	10.217	10.847	11.377	11.066	11.759

(1)	Includes fixed investment option of VUL products.

06/30/02	PAGE 20

Life Insurance Segment
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]

For the Quarter Ended	Sep	Dec	Mar	Jun	Sep	Dec
	1999	1999	2000	2000	2000	2000

Universal Life — Bal Beg-of-Quarter	6.434	6.519	6.650	6.729	6.782	6.878
Deposits	0.239	0.306	0.252	0.212	0.227	0.265
Withdrawals & deaths	(0.109)	(0.124)	(0.121)	(0.111)	(0.080)	(0.114)

Net cash flows	0.129	0.182	0.131	0.101	0.146	0.151
Policyholder assessments	(0.136)	(0.145)	(0.145)	(0.143)	(0.146)	(0.150)
Interest credited	0.091	0.093	0.093	0.095	0.096	0.097
Acq of new business/transfers between segments				0.000		0.000

Universal Life — Bal End-of-Quarter (1)	6.519	6.650	6.729	6.782	6.878	6.976

Variable Universal Life — Bal Beg of Quarter	1.298	1.285	1.605	1.771	1.764	1.812
Deposits	0.074	0.107	0.112	0.128	0.123	0.245
Withdrawals & deaths	(0.049)	(0.025)	(0.019)	(0.028)	(0.037)	(0.048)

Net cash flows	0.025	0.082	0.093	0.100	0.085	0.197
Policyholder assessments	(0.020)	(0.024)	(0.032)	(0.033)	(0.036)	(0.041)
Invest inc & chg in mkt value	(0.018)	0.262	0.105	(0.074)	(0.001)	(0.160)
Acq of new business/transfers between segments				0.000

Variable Universal Life — Bal End-of-Quarter	1.285	1.605	1.771	1.764	1.812	1.808

Interest Sensitive Whole Life — Bal Beg-of-Quarter	1.895	1.922	1.963	1.970	1.993	2.026
Deposits	0.086	0.113	0.060	0.071	0.079	0.113
Withdrawals & deaths	(0.044)	(0.050)	(0.042)	(0.037)	(0.033)	(0.056)

Net cash flows	0.043	0.062	0.018	0.034	0.045	0.057
Policyholder assessments	(0.042)	(0.048)	(0.039)	(0.040)	(0.040)	(0.050)
Interest credited	0.027	0.026	0.028	0.028	0.027	0.029
Acq of new business/transfers between segments

Int Sensitive Whole Life — Bal End-of-Quarter	1.922	1.963	1.970	1.993	2.026	2.062

Total Segment — Life Insurance Account Values
Bal Beg-of-Quarter	9.628	9.726	10.217	10.470	10.538	10.716
Deposits	0.399	0.526	0.424	0.411	0.428	0.622
Withdrawals & deaths	(0.202)	(0.199)	(0.182)	(0.176)	(0.151)	(0.218)

Net cash flows	0.197	0.327	0.242	0.235	0.277	0.404
Policyholder assessments	(0.198)	(0.216)	(0.215)	(0.216)	(0.221)	(0.241)
Invest inc & change in market value	0.100	0.381	0.227	0.048	0.123	(0.033)
Acq of new business/transfers between segments	0.000	0.000	0.000	0.000	0.000	0.000

Total Segment — Bal End-of-Quarter	9.726	10.217	10.470	10.538	10.716	10.847

[Additional columns below]

[Continued from above table, first column(s) repeated]

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun
	2001	2001	2001	2001	2002	2002

Universal Life — Bal Beg-of-Quarter	6.976	7.063	7.216	7.315	7.508	7.622
Deposits	0.227	0.270	0.233	0.314	0.248	0.364
Withdrawals & deaths	(0.091)	(0.071)	(0.085)	(0.073)	(0.098)	(0.096)

Net cash flows	0.136	0.199	0.147	0.241	0.150	0.268
Policyholder assessments	(0.147)	(0.147)	(0.150)	(0.153)	(0.158)	(0.158)
Interest credited	0.098	0.100	0.102	0.105	0.104	0.106
Acq of new business/transfers between segments	0.000				0.018

Universal Life — Bal End-of-Quarter (1)	7.063	7.216	7.315	7.508	7.622	7.838

Variable Universal Life — Bal Beg of Quarter	1.808	1.633	1.766	1.527	1.746	1.919
Deposits	0.136	0.138	0.124	0.186	0.129	0.147
Withdrawals & deaths	(0.049)	(0.060)	(0.055)	(0.088)	(0.055)	(0.057)

Net cash flows	0.087	0.078	0.069	0.098	0.074	0.090
Policyholder assessments	(0.041)	(0.041)	(0.042)	(0.045)	(0.047)	(0.046)
Invest inc & chg in mkt value	(0.221)	0.096	(0.266)	0.166	0.013	(0.186)
Acq of new business/transfers between segments	0.000	0.000			0.132

Variable Universal Life — Bal End-of-Quarter	1.633	1.766	1.527	1.746	1.919	1.776

Interest Sensitive Whole Life — Bal Beg-of-Quarter	2.062	2.068	2.084	2.096	2.123	2.126
Deposits	0.056	0.069	0.077	0.105	0.063	0.066
Withdrawals & deaths	(0.041)	(0.043)	(0.054)	(0.061)	(0.051)	(0.039)

Net cash flows	0.014	0.027	0.022	0.044	0.012	0.026
Policyholder assessments	(0.037)	(0.040)	(0.041)	(0.047)	(0.042)	(0.039)
Interest credited	0.028	0.030	0.030	0.030	0.033	0.032
Acq of new business/transfers between segments

Int Sensitive Whole Life — Bal End-of-Quarter	2.068	2.084	2.096	2.123	2.126	2.145

Total Segment — Life Insurance Account Values
Bal Beg-of-Quarter	10.847	10.764	11.066	10.939	11.377	11.667
Deposits	0.418	0.477	0.434	0.605	0.440	0.577
Withdrawals & deaths	(0.181)	(0.173)	(0.195)	(0.222)	(0.204)	(0.192)

Net cash flows	0.237	0.304	0.239	0.383	0.236	0.385
Policyholder assessments	(0.225)	(0.228)	(0.232)	(0.246)	(0.246)	(0.244)
Invest inc & change in market value	(0.094)	0.226	(0.134)	0.301	0.151	(0.049)
Acq of new business/transfers between segments	0.000	0.000	0.000	0.000	0.150	0.000

Total Segment — Bal End-of-Quarter	10.764	11.066	10.939	11.377	11.667	11.759

(1)	Includes fixed investment option of VUL products.

06/30/02	PAGE 21

Investment Management
Income Statements
Unaudited [Millions of Dollars]

For the Year Ended December 31	1997

Operating Revenue
Investment advisory fees — External	229.9
Investment advisory fees — Insurance Assets	68.5
Other revenue and fees	76.3
Net investment income	72.8

Operating Revenue	447.5

Operating Benefits and Expenses
Underwriting, acquisition, insurance and other expenses	396.1
Goodwill amortization	15.5
Interest on notes payable	0.1

Operating Benefits and Expenses	411.8

Income from Operations Before Tax	35.8
Federal income taxes	17.7

Income from Operations	18.1

Realized gains (losses) on investments	7.0
Gains (losses) on derivatives
Restructuring charges	0.0

Income before Accounting Changes	25.1
Cumulative effect of accounting changes

Net Income	25.1

Income from Operations- before Goodwill Amortization	33.6

Income from Operations — before Goodwill & Intang. Amort.	45.2
Net Income —before Goodwill Amortization	40.6
Net Income —before Goodwill & Intang. Amort.	52.2

Operating Revenue	447.5
Realized gains (losses) on investments	11.6
Gains (losses) on derivatives

Total Revenue	459.1

Average Capital (Securities at Cost)	653.3
Return on Capital	2.8%

[Additional columns below]

[Continued from above table, first column(s) repeated]

					YTD	YTD
					Jun	Jun
For the Year Ended December 31	1998	1999	2000	2001	2001	2002

Operating Revenue
Investment advisory fees — External	249.0	248.6	231.6	197.2	101.6	95.8
Investment advisory fees — Insurance Assets	82.5	83.6	88.9	87.5	43.6	41.9
Other revenue and fees	92.5	106.6	115.9	99.2	52.0	45.0
Net investment income	67.0	56.9	57.7	53.6	27.1	25.5

Operating Revenue	491.0	495.6	494.2	437.4	224.4	208.1

Operating Benefits and Expenses
Underwriting, acquisition, insurance and other expenses	401.5	384.3	408.7	397.8	206.4	190.4
Goodwill amortization	16.3	16.2	16.2	16.2	8.1	0.0
Interest on notes payable	0.4	0.0	0.0	0.0	0.0	0.0

Operating Benefits and Expenses	418.2	400.5	425.0	414.1	214.5	190.4

Income from Operations Before Tax	72.8	95.1	69.2	23.4	9.9	17.8
Federal income taxes	28.9	34.1	25.1	8.7	3.8	3.2

Income from Operations	43.9	61.0	44.1	14.6	6.1	14.6

Realized gains (losses) on investments	0.5	(0.1)	(2.5)	(2.4)	(1.2)	(1.4)
Gains (losses) on derivatives				0.0	0.0	0.0
Restructuring charges	0.0	(9.2)	(4.6)	(0.4)	0.0	0.0

Income before Accounting Changes	44.4	51.6	37.0	11.9	4.9	13.2
Cumulative effect of accounting changes				(0.1)	(0.1)

Net Income	44.4	51.6	37.0	11.8	4.8	13.2

Income from Operations — before Goodwill Amortization	60.3	77.2	60.3	30.9	14.2	14.6
Income from Operations — before Goodwill & Intang. Amort.	72.6	88.7	70.9	37.9	18.3	17.3
Net Income — before Goodwill Amortization	60.8	67.9	53.2	28.0	13.0	13.2
Net Income — before Goodwill & Intang. Amort.	73.1	79.4	63.8	35.0	17.0	15.9

Operating Revenue	491.0	495.6	494.2	437.4	224.4	208.1
Realized gains (losses) on investments	0.9	(0.1)	(3.9)	(3.7)	(1.8)	(2.2)
Gains (losses) on derivatives

Total Revenue	491.9	495.5	490.3	433.7	222.6	205.9

Average Capital (Securities at Cost)	642.3	593.9	575.2	543.7	545.6	557.4
Return on Capital	6.8%	10.3%	7.7%	2.7%	2.2%	5.2%

For the Quarter Ended	Sep	Dec	Mar	Jun	Sep	Dec
	1999	1999	2000	2000	2000	2000

Operating Revenue
Investment advisory fees — External	60.7	60.3	60.0	57.9	56.9	56.7
Investment advisory fees — Insurance Assets	19.9	22.1	21.0	22.3	22.5	23.1
Other revenue and fees	24.9	29.8	31.9	31.0	26.4	26.6
Net investment income	13.9	13.9	13.0	12.6	18.3	13.8

Operating Revenue	119.3	126.1	126.0	123.8	124.1	120.2

Operating Benefits and Expenses
Underwriting, acquisition, insurance and other expenses	92.8	96.3	102.5	99.3	103.9	103.0
Goodwill amortization	4.1	4.1	4.1	4.1	4.1	4.1
Interest on notes payable	0.0	0.0	0.0	0.0	0.0	(0.0)

Operating Benefits & Expenses	96.8	100.4	106.6	103.3	107.9	107.1

Income from Operations Before Tax	22.5	25.7	19.4	20.5	16.2	13.1
Federal income taxes	7.7	9.1	7.0	7.4	6.3	4.4

Income from Operations	14.7	16.5	12.4	13.1	9.9	8.7

Realized gains (losses) on investments	(0.3)	0.4	(0.1)	(2.0)	(0.2)	(0.2)
Gains (losses) on derivatives
Restructuring charges	0.0	2.9	0.0	(2.7)	0.0	(1.9)

Income before Accounting Changes	14.4	19.8	12.3	8.4	9.7	6.6
Cumulative effect of accounting changes

Net Income	14.4	19.8	12.3	8.4	9.7	6.6

Inc from Oper — before Goodwill Amortization	18.8	20.6	16.5	17.1	14.0	12.7
Inc from Oper — before Goodwill & Intang. Amort.	21.7	23.3	19.4	19.7	16.6	15.2
Net Income — before Goodwill Amortization	18.5	23.9	16.4	12.4	13.7	10.6
Net Income — before Goodwill & Intang. Amort.	21.3	26.6	19.2	15.0	16.3	13.1

Operating Revenue	119.3	126.1	126.0	123.8	124.1	120.2
Realized gains (losses) on investments	(0.5)	0.6	(0.2)	(3.1)	(0.4)	(0.3)
Gains (losses) on derivatives

Total Revenue	118.8	126.6	125.8	120.7	123.8	120.0

Average Capital (Securities at Cost)	587.2	584.2	581.5	593.0	567.7	558.5
Return on Capital	10.0%	11.3%	8.6%	8.8%	7.0%	6.2%

[Additional columns below]

[Continued from above table, first column(s) repeated]

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun
	2001	2001	2001	2001	2002	2002

Operating Revenue
Investment advisory fees — External	50.5	51.1	46.2	49.3	48.0	47.8
Investment advisory fees — Insurance Assets	22.1	21.6	21.8	22.0	21.2	20.7
Other revenue and fees	26.3	25.7	23.9	23.4	23.0	22.0
Net investment income	14.1	13.0	13.6	12.8	12.8	12.7

Operating Revenue	113.0	111.4	105.5	107.6	105.1	103.1

Operating Benefits and Expenses
Underwriting, acquisition, insurance and other expenses	104.7	101.6	95.1	96.4	95.4	95.0
Goodwill amortization	4.1	4.1	4.1	4.1	0.0
Interest on notes payable	0.0	0.0	0.0	0.0	0.0	0.0

Operating Benefits & Expenses	108.8	105.7	99.2	100.4	95.4	95.0

Income from Operations Before Tax	4.2	5.7	6.3	7.1	9.7	8.1
Federal income taxes	1.8	2.0	2.9	2.1	1.7	1.5

Income from Operations	2.4	3.7	3.5	5.1	8.0	6.6

Realized gains (losses) on investments	(0.5)	(0.7)	(0.5)	(0.7)	(1.0)	(0.4)
Gains (losses) on derivatives		0.0	0.0	0.0	0.0	0.0
Restructuring charges	0.0	0.0	0.0	(0.4)	0.0	0.0

Income before Accounting Changes	2.0	3.0	2.9	4.0	7.0	6.2
Cumulative effect of accounting changes		(0.1)	0.0	0.0	0.0	0.0

Net Income	2.0	2.9	2.9	4.0	7.0	6.2

Inc from Oper — before Goodwill Amortization	6.5	7.7	7.5	9.1	8.0	6.6
Inc from Oper — before Goodwill & Intang. Amort.	9.1	9.2	9.0	10.6	9.4	7.9
Net Income — before Goodwill Amortization	6.0	6.9	7.0	8.1	7.0	6.2
Net Income — before Goodwill & Intang. Amort.	8.6	8.4	8.5	9.5	8.4	7.5

Operating Revenue	113.0	111.4	105.5	107.6	105.1	103.1
Realized gains (losses) on investments	(0.7)	(1.1)	(0.8)	(1.1)	(1.5)	(0.7)
Gains (losses) on derivatives						0.0

Total Revenue	112.3	110.3	104.7	106.5	103.5	102.4

Average Capital (Securities at Cost)	548.3	542.8	543.1	540.6	546.1	568.6
Return on Capital	1.8%	2.7%	2.5%	3.8%	5.8%	4.6%

06/30/02	PAGE 22

Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

						YTD	YTD
						Jun	Jun
	1997	1998	1999	2000	2001	2001	2002

Retail Fixed — Bal Beg-of-Year	5.853	8.125	8.217	7.423	6.608	6.608	7.120
Fund Sales	0.961	1.165	0.991	0.770	0.876	0.452	0.564
Redemptions	(1.271)	(1.235)	(1.424)	(1.401)	(1.050)	(0.547)	(0.597)
Net Money Market	(0.069)	(0.140)	(0.110)	(0.207)	(0.047)	(0.020)	(0.005)
Transfers	(0.220)	0.132	0.177	(0.168)	0.403	0.044	(0.020)

Net Cash Flows(1)	(0.599)	(0.078)	(0.366)	(1.006)	0.183	(0.071)	(0.057)
Market	0.324	0.170	(0.428)	0.097	0.329	0.231	0.105
Acquisitions/addition of Assets under Administration(1)	2.547			0.094

Balance End-of-Year	8.125	8.217	7.423	6.608	7.120	6.768	7.168

Retail Equity — Bal Beg-of-Year	13.152	17.754	22.080	23.384	21.523	21.523	17.987
Fund Sales	2.953	3.581	3.271	4.116	2.816	1.598	1.994
Redemptions	(1.926)	(2.460)	(4.971)	(4.431)	(2.839)	(1.578)	(1.671)
Net Money Market	0.000	(0.002)	(0.001)	0.001	0.000
Transfers	0.209	0.730	(0.143)	(0.178)	(0.538)	(0.116)	(0.008)

Net Cash Flows(1)	1.236	1.849	(1.844)	(0.493)	(0.561)	(0.096)	0.314
Market	3.323	2.476	3.148	(1.710)	(2.974)	(1.673)	(1.690)
Acquisitions/addition of Assets under Administration(1)	0.043			0.342

Balance at End-of-Year	17.754	22.080	23.384	21.523	17.987	19.753	16.611

Total Retail — Bal Beg-of-Year	19.005	25.879	30.297	30.807	28.130	28.130	25.107
Retail Sales — Annuities	2.163	2.238	1.561	1.782	1.702	0.944	1.191
Retail Sales — Mutual Funds	1.218	1.913	2.153	2.578	1.522	0.838	1.014
Retail eSales — Managed Acct. & Other	0.533	0.596	0.550	0.525	0.468	0.268	0.354

Total Retail Sales	3.914	4.747	4.264	4.886	3.692	2.050	2.558
Redemptions	(3.197)	(3.695)	(6.395)	(5.833)	(3.889)	(2.125)	(2.268)
Net Money Market	(0.068)	(0.141)	(0.111)	(0.206)	(0.047)	(0.020)	(0.005)
Transfers	(0.011)	0.862	0.034	(0.346)	(0.135)	(0.072)	(0.028)

Net Cash Flows(1)	0.637	1.773	(2.208)	(1.499)	(0.379)	(0.167)	0.257
Market	3.647	2.647	2.720	(1.613)	(2.645)	(1.442)	(1.586)
Acquisitions/addition of Assets under Administration(1)	2.590			0.435

Balance at End-of-Year	25.879	30.297	30.807	28.130	25.107	26.522	23.778

Institutional Fixed — Bal Beg-of-Year	3.580	5.708	6.955	6.936	6.111	6.111	5.490
Inflows	2.509	2.169	2.000	0.771	0.643	0.543	1.467
Withdrawals/Terminations	(0.787)	(1.242)	(1.699)	(1.973)	(1.228)	(0.544)	(0.400)
Transfers	0.013	(0.074)	(0.001)	(0.005)	0.017	0.013	(0.001)

Net Cash Flows	1.735	0.853	0.300	(1.207)	(0.568)	0.012	1.067
Market	0.343	0.394	(0.319)	0.382	(0.053)	(0.314)	0.287
Acquisitions	0.051

Balance at End-of-Year	5.708	6.955	6.936	6.111	5.490	5.809	6.844

Institutional Equity — Bal Beg-of-Year	22.886	24.871	24.235	23.631	19.112	19.112	17.814
Inflows	2.465	3.840	5.248	2.730	3.182	1.704	1.241
Withdrawals/Terminations	(6.447)	(7.441)	(7.801)	(7.209)	(2.878)	(1.700)	(1.147)
Transfers	(0.068)	0.047	0.011	(0.008)	0.036	0.011	0.024

Net Cash Flows	(4.049)	(3.555)	(2.542)	(4.487)	0.340	0.015	0.119
Market	6.035	2.919	1.938	(0.032)	(1.638)	(0.721)	0.183

Acquisitions Balance at End-of-Year	24.871	24.235	23.631	19.112	17.814	18.406	18.116

Total Institutional — Bal Beg-of-Year	26.465	30.579	31.191	30.568	25.223	25.223	23.304
Inflows	4.975	6.009	7.248	3.501	3.825	2.247	2.708
Withdrawals/Terminations	(7.234)	(8.683)	(9.500)	(9.182)	(4.106)	(2.244)	(1.547)
Transfers	(0.055)	(0.027)	0.010	(0.014)	0.053	0.024	0.024

Net Cash Flows	(2.314)	(2.702)	(2.242)	(5.694)	(0.228)	0.027	1.185
Market	6.377	3.313	1.619	0.350	(1.691)	(1.035)	0.470
Acquisitions	0.051

Balance at End-of-Year	30.579	31.191	30.568	25.223	23.304	24.215	24.959

Total Retail/Institutional — At End-of-Year	56.458	61.488	61.375	53.354	48.411	50.737	48.738

Insurance Assets — At End-of-Year	35.684	39.432	35.934	35.686	38.119	36.018	38.476

Total Assets Under Management At End-of-Year	92.142	100.920	97.309	89.040	86.530	86.755	87.214

(1)	Retail assets under management have been restated to include assets under administration beginning in January of 2000.
Net Cash Flows from Assets Under Administration are:				0.018	0.081	0.040	0.151

06/30/02	PAGE 23

Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Sep	Dec	Mar	Jun	Sep	Dec
	1999	1999	2000	2000	2000	2000

Retail Fixed — Bal-Beg-of-Qtr	7.945	7.680	7.424	7.057	6.764	6.631
Fund Sales	0.231	0.181	0.168	0.166	0.223	0.212
Redemptions	(0.342)	(0.403)	(0.456)	(0.339)	(0.328)	(0.277)
Net Money Market	(0.029)	(0.030)	(0.067)	(0.058)	(0.031)	(0.051)
Transfers	0.034	0.154	(0.102)	(0.046)	(0.031)	0.010

Net Cash Flows(1)	(0.106)	(0.098)	(0.457)	(0.277)	(0.167)	(0.106)
Market	(0.159)	(0.158)	(0.003)	(0.017)	0.035	0.081
Acquisitions/addition of Assets under Admin.(1)	0.000	0.000	0.094	0.000	0.000	0.000

Balance at End-of-Qtr	7.680	7.424	7.057	6.764	6.631	6.606

Retail Equity — Bal-Beg-of-Qtr	22.340	20.873	23.383	24.478	23.496	24.047
Fund Sales	0.730	0.894	1.234	0.884	0.927	1.071
Redemptions	(0.865)	(1.120)	(1.565)	(0.989)	(1.040)	(0.837)
Net Money Market	0.000	0.000	0.000	0.000	0.001	0.000
Transfers	(0.060)	(0.086)	(0.091)	0.018	(0.036)	(0.069)

Net Cash Flows(1)	(0.195)	(0.312)	(0.423)	(0.087)	(0.148)	0.165
Market	(1.272)	2.822	1.176	(0.895)	0.699	(2.689)
Acquisitions/addition of Assets under Admin.(1)	0.000	0.000	0.342	0.000	0.000	0.000

Balance at End-of-Qtr	20.873	23.383	24.478	23.496	24.047	21.524

Total Retail — Bal-Beg-of-Qtr	30.285	28.553	30.807	31.535	30.260	30.679
Retail Sales — Annuities	0.332	0.409	0.379	0.358	0.456	0.589
Retail Sales — Mutual Funds	0.514	0.587	0.876	0.586	0.554	0.562
Retail Sales — Managed Acct. & Other	0.116	0.079	0.148	0.106	0.140	0.131

Total Retail Sales	0.962	1.075	1.403	1.050	1.150	1.283
Redemptions	(1.207)	(1.523)	(2.021)	(1.329)	(1.368)	(1.114)
Net Money Market	(0.029)	(0.030)	(0.067)	(0.058)	(0.030)	(0.051)
Transfers	(0.026)	0.068	(0.193)	(0.027)	(0.067)	(0.059)

Net Cash Flows(1)	(0.300)	(0.410)	(0.879)	(0.364)	(0.315)	0.059
Market	(1.431)	2.664	1.173	(0.911)	0.734	(2.608)
Acquisitions/addition of Assets under Admin.(1)	0.000	0.000	0.435	0.000	0.000	0.000

Balance at End-of-Qtr	28.553	30.807	31.535	30.260	30.679	28.130

Institutional Fixed — Bal-Beg-of-Qtr	7.264	7.218	6.937	6.873	6.485	6.276
Inflows	0.446	0.420	0.180	0.148	0.308	0.135
Withdrawals/Terminations	(0.294)	(0.781)	(0.353)	(0.520)	(0.532)	(0.568)
Transfers	(0.002)	0.001	(0.005)	(0.001)	0.000	0.001

Net Cash Flows	0.150	(0.360)	(0.178)	(0.373)	(0.224)	(0.433)
Market	(0.196)	0.079	0.114	(0.015)	0.015	0.269

Balance at End-of-Qtr	7.218	6.937	6.873	6.485	6.276	6.112

Institutional Equity — Bal-Beg-of-Qtr	23.962	23.098	23.631	20.304	20.241	19.044
Inflows	1.839	0.934	0.904	0.669	0.407	0.750
Withdrawals/Terminations	(1.165)	(2.043)	(3.333)	(1.354)	(1.154)	(1.368)
Transfers	(0.008)	(0.010)	(0.004)	0.002	(0.013)	0.007

Net Cash Flows	0.666	(1.119)	(2.433)	(0.683)	(0.760)	(0.611)
Market	(1.530)	1.652	(0.894)	0.620	(0.438)	0.680

Balance at End-of-Qtr	23.098	23.631	20.304	20.241	19.044	19.113

Total Institutional — Bal-Beg-of-Qtr	31.226	30.316	30.568	27.177	26.726	25.320
Inflows	2.285	1.354	1.084	0.817	0.715	0.885
Withdrawals/Terminations	(1.459)	(2.824)	(3.686)	(1.874)	(1.686)	(1.936)
Transfers	(0.010)	(0.009)	(0.009)	0.001	(0.012)	0.008

Net Cash Flows	0.816	(1.479)	(2.611)	(1.056)	(0.983)	(1.043)
Market	(1.726)	1.731	(0.780)	0.605	(0.423)	0.949

Balance at End-of-Qtr	30.316	30.568	27.177	26.726	25.320	25.225

Total Retail/Inst — At End-of-Qtr	58.869	61.375	58.712	56.986	55.998	53.355
Insurance Assets-End-of-Qtr	36.820	35.934	35.541	34.891	34.981	35.686
Total Assets Under Management

At End-of-Qtr	95.689	97.309	94.253	91.877	90.979	89.041

Net Cash Flows from Assets Under Administration are:			0.006	0.000	0.011	0.001

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Mar	Jun	Sep	Dec	Mar	Jun
	2001	2001	2001	2001	2002	2002

Retail Fixed — Bal-Beg-of-Qtr	6.606	6.750	6.767	7.205	7.120	7.087
Fund Sales	0.248	0.204	0.206	0.218	0.292	0.272
Redemptions	(0.261)	(0.286)	(0.262)	(0.242)	(0.291)	(0.306)
Net Money Market	0.010	(0.030)	0.005	(0.031)	(0.003)	(0.002)
Transfers	0.047	(0.003)	0.388	(0.027)	(0.040)	0.021

Net Cash Flows(1)	0.044	(0.115)	0.337	(0.083)	(0.042)	(0.015)
Market	0.100	0.131	0.101	(0.002)	0.009	0.096
Acquisitions/addition of Assets under Admin.(1)	0.000	0.000	0.000	0.000	0.000	0.000

Balance at End-of-Qtr	6.750	6.767	7.205	7.120	7.087	7.168

Retail Equity — Bal-Beg-of-Qtr	21.524	18.254	19.754	15.871	17.988	18.255
Fund Sales	0.916	0.681	0.638	0.580	0.910	1.084
Redemptions	(0.911)	(0.667)	(0.654)	(0.607)	(0.791)	(0.881)
Net Money Market	0.000	0.000	0.000	0.000	0.000	0.000
Transfers	(0.070)	(0.046)	(0.441)	0.019	0.014	(0.022)

Net Cash Flows(1)	(0.064)	(0.032)	(0.456)	(0.008)	0.133	0.182
Market	(3.205)	1.532	(3.427)	2.125	0.134	(1.826)
Acquisitions/addition of Assets under Admin.(1)	0.000	0.000	0.000	0.000	0.000	0.000

Balance at End-of-Qtr	18.254	19.754	15.871	17.988	18.255	16.611

Total Retail — Bal-Beg-of-Qtr	28.130	25.005	26.521	23.076	25.108	25.342
Retail Sales — Annuities	0.542	0.403	0.434	0.324	0.590	0.601
Retail Sales — Mutual Funds	0.484	0.354	0.335	0.348	0.452	0.562
Retail Sales — Managed Acct. & Other	0.140	0.127	0.074	0.126	0.160	0.194

Total Retail Sales	1.166	0.884	0.843	0.798	1.202	1.356
Redemptions	(1.172)	(0.952)	(0.915)	(0.850)	(1.082)	(1.186)
Net Money Market	0.010	(0.030)	0.005	(0.031)	(0.003)	(0.002)
Transfers	(0.023)	(0.049)	(0.053)	(0.008)	(0.027)	(0.001)

Net Cash Flows(1)	(0.019)	(0.148)	(0.120)	(0.091)	0.091	0.167
Market	(3.105)	1.663	(3.326)	2.123	0.143	(1.730)
Acquisitions/addition of Assets under Admin.(1)	0.000	0.000	0.000	0.000	0.000	0.000

Balance at End-of-Qtr	25.005	26.521	23.076	25.108	25.342	23.778

Institutional Fixed — Bal-Beg-of-Qtr	6.112	5.891	5.810	5.640	5.490	6.018
Inflows	0.310	0.233	0.020	0.080	0.804	0.663
Withdrawals/Terminations	(0.432)	(0.112)	(0.493)	(0.191)	(0.239)	(0.161)
Transfers	0.003	0.010	0.001	0.002	(0.001)	0.000

Net Cash Flows	(0.119)	0.131	(0.472)	(0.109)	0.564	0.503
Market	(0.102)	(0.212)	0.302	(0.041)	(0.036)	0.323

Balance at End-of-Qtr	5.891	5.810	5.640	5.490	6.018	6.844

Institutional Equity — Bal-Beg-of-Qtr	19.113	17.312	18.406	16.241	17.814	18.641
Inflows	0.881	0.823	0.863	0.615	0.672	0.569
Withdrawals/Terminations	(1.199)	(0.501)	(0.555)	(0.624)	(0.512)	(0.635)
Transfers	0.019	(0.008)	0.009	0.016	0.006	0.018

Net Cash Flows	(0.299)	0.314	0.317	0.007	0.166	(0.047)
Market	(1.502)	0.780	(2.482)	1.566	0.661	(0.477)

Balance at End-of-Qtr	17.312	18.406	16.241	17.814	18.641	18.116

Total Institutional — Bal-Beg-of-Qtr	25.225	23.203	24.216	21.881	23.304	24.659
Inflows	1.191	1.056	0.883	0.695	1.476	1.232
Withdrawals/Terminations	(1.631)	(0.613)	(1.048)	(0.815)	(0.751)	(0.796)
Transfers	0.022	0.002	0.010	0.018	0.005	0.019

Net Cash Flows	(0.418)	0.445	(0.155)	(0.102)	0.730	0.455
Market	(1.604)	0.568	(2.180)	1.525	0.625	(0.154)

Balance at End-of-Qtr	23.203	24.216	21.881	23.304	24.659	24.960

Total Retail/Inst — At End-of-Qtr	48.208	50.737	44.957	48.413	50.001	48.738
Insurance Assets-End-of-Qtr	36.324	36.018	37.337	38.119	37.171	38.476
Total Assets Under Management

At End-of-Qtr	84.532	86.755	82.294	86.532	87.172	87.214

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000.
Net Cash Flows from Assets Under Administration are:	0.027	0.013	0.007	0.034	0.090	0.061

06/30/02	PAGE 24

Lincoln UK
Income Statements & Operational Data
Unaudited [Millions of Dollars]

						YTD	YTD
						Jun	Jun
For the Year Ended December 31	1997	1998	1999	2000	2001	2001	2002

Operating Revenue
Premiums	145.4	156.6	145.1	148.4	46.1	22.3	24.1
Mortality assessments	25.2	29.3	27.1	31.4	33.9	18.3	14.8
Expense assessments	166.1	153.6	182.3	178.1	134.8	75.1	53.1
Other revenue and fees	3.3	11.2	13.8	6.9	1.3	0.7	0.3
Net investment income	85.1	87.9	75.3	70.3	64.8	34.8	29.9

Operating Revenue	425.2	438.6	443.6	435.0	280.9	151.2	122.2

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	339.6	151.0	306.2	178.5	83.4	41.9	37.3
Underwriting, acquisition, insurance and other expenses	184.5	175.6	223.5	180.0	147.6	70.8	64.2
Goodwill amortization	0.0	6.3	7.0	4.0	0.6	0.3	0.0

Operating Benefits and Expenses	524.1	332.9	536.7	362.6	231.7	113.0	101.6

Income from Operations Before Tax	(99.0)	105.8	(93.1)	72.4	49.2	38.2	20.6
Federal income taxes	9.3	34.8	(79.2)	11.3	(11.1)	7.6	(0.5)

Income from Operations	(108.3)	70.9	(13.9)	61.0	60.2	30.6	21.1

Realized gains (losses) on investments	1.5	0.8	2.1	2.3	8.7	1.8	(0.4)
Restructuring charges	0.0	0.0	(6.5)	(76.5)	0.0	0.0	0.0

Income before Accounting Changes	(106.8)	71.7	(18.2)	(13.2)	68.9	32.4	20.7
Cumulative effect of accounting changes					0.0	0.0	0.0

Net Income	(106.8)	71.7	(18.2)	(13.2)	68.9	32.4	20.7

Inc from Oper — Before Goodwill Amort.	(108.3)	77.2	(6.9)	65.1	60.9	30.9	21.1
Net Income — Before Goodwill Amort.	(106.8)	78.0	(11.3)	(9.2)	69.6	32.7	20.7
Effective tax rate	(9.4%)	32.9%	85.1%	15.7%	(22.5%)	20.0%	(2.2%)
Operating revenue	425.2	438.6	443.6	435.0	280.9	151.2	122.2
Realized gains (losses) on investments	2.1	1.1	3.0	3.2	12.4	2.6	(0.6)

Total Revenue	427.3	439.7	446.6	438.2	293.3	153.8	121.6

Average capital	618.1	517.7	551.2	488.2	559.7	550.9	497.6
Return on average capital	(17.5%)	13.7%	(2.5%)	12.5%	10.8%	11.1%	8.5%
Unit Linked Assets — Beg-of-Year	5.074	5.643	6.265	7.220	6.441	6.441	5.607
Deposits	0.569	0.473	0.537	0.554	0.481	0.242	0.229
Withdrawals (incl. chgs) & Deaths	(0.503)	(0.547)	(0.566)	(0.644)	(0.529)	(0.277)	(0.264)

Net Cash Flows	0.066	(0.074)	(0.029)	(0.090)	(0.048)	(0.035)	(0.035)
Inv Inc & Chg in Mkt Val	0.682	0.662	1.154	(0.154)	(0.617)	(0.306)	(0.338)
Acq of new business/companies	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Foreign currency adjustment	(0.179)	0.035	(0.170)	(0.536)	(0.169)	(0.332)	0.286

Unit Linked Assets — End-of-Year	5.643	6.265	7.220	6.441	5.607	5.768	5.520

Individual Life In-force (Billions)	25.026	25.002	25.698	24.290	20.878	21.519	20.401
Exchange Rate — Dollars to Pounds
For-the-Year	1.644	1.658	1.617	1.518	1.441	1.438	1.443
End-of-Year	1.651	1.660	1.615	1.493	1.456	1.415	1.532

06/30/02	PAGE 25

Lincoln UK
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended	Sep	Dec	Mar	Jun	Sep	Dec
	1999	1999	2000	2000	2000	2000

Operating Revenue
Premiums	33.5	38.7	39.0	36.3	32.5	40.5
Mortality assessments	7.7	5.0	6.3	8.0	9.6	7.5
Expense assessments	49.3	37.2	46.5	44.3	52.6	34.6
Other revenue and fees	3.6	3.8	2.4	1.3	2.0	1.3
Net investment income	16.2	17.7	18.9	18.5	16.1	16.7

Operating Revenue	110.3	102.4	113.2	108.4	112.8	100.6

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	27.2	211.8	35.0	37.4	51.9	54.2
Underwriting, acquisition, insurance and other expenses	61.6	51.4	56.4	43.5	45.2	34.9
Goodwill amortization	1.2	3.3	1.3	1.3	1.2	0.2

Operating Benefits and Expenses	90.1	266.6	92.8	82.2	98.3	89.3

Income from Operations Before Tax	20.2	(164.2)	20.4	26.2	14.5	11.3
Federal income taxes	4.0	(97.1)	4.7	6.9	3.9	(4.2)

Income from Operations	16.2	(67.1)	15.7	19.3	10.6	15.5

Realized gains (losses) on investments	0.2	1.0	(0.2)	(0.1)	(0.0)	2.6
Restructuring charges	0.0	(6.5)	0.0	0.0	(40.5)	(36.1)

Income before Accounting Changes	16.4	(72.6)	15.5	19.1	(29.9)	(17.9)
Cumulative effect of accounting changes

Net Income	16.4	(72.6)	15.5	19.1	(29.9)	(17.9)

Inc from Oper — Before Goodwill Amort.	17.4	(63.8)	17.1	20.5	11.8	15.7
Net Income — Before Goodwill Amort.	17.6	(69.3)	16.8	20.4	(28.7)	(17.8)
Effective tax rate	20.0%	59.1%	22.9%	26.4%	27.2%	-37.1%
Operating revenue	110.3	102.4	113.2	108.4	112.8	100.6
Realized gains (losses) on investments	0.3	1.4	(0.4)	(0.2)	(0.0)	3.8

Total Revenue	110.5	103.8	112.8	108.2	112.8	104.3

Average capital	573.5	585.0	516.4	500.8	486.5	448.9
Return on average capital	11.3%	(45.9%)	12.2%	15.4%	8.7%	13.8%
Unit Linked Assets Balance-Beg-of-Quarter (Billions)	6.503	6.568	7.220	7.031	6.726	6.499
Deposits	0.130	0.156	0.159	0.134	0.145	0.116
Withdrawals (incl. chgs) & Deaths	(0.136)	(0.158)	(0.170)	(0.162)	(0.159)	(0.153)

Net Cash Flows	(0.005)	(0.002)	(0.011)	(0.028)	(0.014)	(0.037)
Inv Inc & Chg in Mkt Val	(0.214)	0.784	(0.077)	0.047	(0.025)	(0.100)
Acq of new business/companies Foreign currency adjustment	0.284	(0.130)	(0.101)	(0.324)	(0.189)	0.078

Unit Linked Assets — End-of-Quarter	6.568	7.220	7.031	6.726	6.499	6.441

Individual Life In-force (Billions)	26.235	25.698	26.514	25.225	24.535	24.290
Exchange Rate — Dollars to Pounds
For-the-Quarter	1.614	1.625	1.599	1.536	1.482	1.454
End-of-Quarter	1.647	1.615	1.591	1.517	1.475	1.493

[Additional columns below]

[Continued from above table, first column(s) repeated]

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun
	2001	2001	2001	2001	2002	2002

Operating Revenue
Premiums	12.8	9.6	11.8	11.9	12.1	12.1
Mortality assessments	9.4	8.9	8.5	7.1	6.5	8.3
Expense assessments	43.7	31.4	35.5	24.1	25.3	27.8
Other revenue and fees	0.6	0.1	0.0	0.6	0.3	0.0
Net investment income	17.9	16.9	14.8	15.2	14.7	15.3

Operating Revenue	84.4	66.9	70.7	58.9	58.8	63.4

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	24.0	17.9	20.7	20.8	18.3	19.0
Underwriting, acquisition, insurance and other expenses	41.1	29.7	40.3	36.5	24.9	39.3
Goodwill amortization	0.2	0.2	0.2	0.2

Operating Benefits and Expenses	65.3	47.7	61.1	57.5	43.2	58.4

Income from Operations Before Tax	19.1	19.1	9.6	1.4	15.6	5.1
Federal income taxes	4.7	2.9	(0.5)	(18.1)	1.1	(1.6)

Income from Operations	14.4	16.2	10.1	19.5	14.4	6.7

Realized gains (losses) on investments	0.4	1.4	3.9	3.0	(3.6)	3.2
Restructuring charges	0.0	0.0	0.0	0.0	0.0	0.0

Income before Accounting Changes	14.8	17.6	14.0	22.5	10.8	9.8
Cumulative effect of accounting changes						0.0

Net Income	14.8	17.6	14.0	22.5	10.8	9.8

Inc from Oper — Before Goodwill Amort.	14.5	16.4	10.3	19.7	14.4	6.7
Net Income — Before Goodwill Amort.	14.9	17.8	14.2	22.7	10.8	9.8
Effective tax rate	24.6%	15.3%	(5.7%)	(1337.4%)	7.3%	(31.3%)
Operating revenue	84.4	66.9	70.7	58.9	58.8	63.4
Realized gains (losses) on investments	0.6	2.0	5.5	4.3	(5.1)	4.5

Total Revenue	84.9	68.9	76.3	63.2	53.6	68.0

Average capital	548.7	553.2	575.4	561.3	510.0	485.3
Return on average capital	10.5%	11.7%	7.0%	13.9%	11.3%	5.5%
Unit Linked Assets Balance-Beg-of-Quarter (Billions)	6.441	5.677	5.768	5.218	5.607	5.618
Deposits	0.132	0.111	0.128	0.111	0.114	0.115
Withdrawals (incl. chgs) & Deaths	(0.147)	(0.131)	(0.136)	(0.115)	(0.127)	(0.137)

Net Cash Flows	(0.015)	(0.020)	(0.009)	(0.004)	(0.013)	(0.022)
Inv Inc & Chg in Mkt Val	(0.421)	0.115	(0.768)	0.457	0.141	(0.479)
Acq of new business/companies Foreign currency adjustment	(0.328)	(0.004)	0.226	(0.063)	(0.117)	0.403

Unit Linked Assets — End-of-Quarter	5.677	5.768	5.218	5.607	5.618	5.520

Individual Life In-force (Billions)	21.894	21.519	21.299	20.878	20.010	20.401
Exchange Rate — Dollars to Pounds
For-the-Quarter	1.455	1.421	1.442	1.448	1.423	1.464
End-of-Quarter	1.416	1.415	1.474	1.456	1.426	1.532

06/30/02	PAGE 26

Other Operations
Unaudited [Millions of Dollars]

						YTD	YTD
						Jun	Jun
For the Year Ended December 31	1997	1998	1999	2000	2001	2001	2002

Revenue
Lincoln Financial Advisors	125.3	286.4	317.0	377.5	360.7	165.0	154.0
Lincoln Financial Distributors	20.5	33.5	107.5	119.9	113.4	46.4	58.7

Total Distribution	145.8	319.9	424.4	497.4	474.0	211.4	212.7
Reinsurance	1362.3	1581.2	1824.1	1770.6	1699.4	966.5	0.0
Amortization of deferred gain on indemnity reinsurance*					20.4	0.0	46.2
Other [Including Consolidating Adjustments]	(105.9)	(192.7)	(277.5)	(292.6)	(360.4)	(185.7)	(65.7)

Operating Revenue	1402.2	1708.3	1971.0	1975.4	1833.4	992.1	193.2

Realized gains (losses) on investments	42.1	0.5	14.4	(5.0)	8.2	(8.5)	(8.7)
Gains (losses) on derivatives					(9.7)	(0.0)	(0.0)
Gain on sale of reinsurance subsidiaries					12.8	0.0	0.0

Total Revenue	1444.3	1708.9	1985.4	1970.4	1844.7	983.6	184.5

Income (Loss)
Lincoln Financial Advisors	(5.3)	(23.7)	(20.8)	(11.7)	(15.9)	(19.1)	(16.9)
Lincoln Financial Distributors	(11.2)	(8.2)	(14.0)	(18.5)	(30.7)	(18.4)	(13.5)

Total Distribution	(16.5)	(31.9)	(34.8)	(30.2)	(46.6)	(37.5)	(30.4)
Reinsurance	(150.1)	104.9	40.1	122.5	128.8	80.9
Amortization of deferred gain on indemnity reinsurance*					12.9		30.0
LNC Financing	(31.6)	(51.5)	(83.5)	(84.9)	(77.9)	(43.7)	(17.8)
Other Corporate	(25.1)	(17.5)	(5.0)	(15.4)	(2.4)	1.5	(1.1)

Inc (Loss) from Operations	(223.3)	4.0	(83.1)	(8.0)	14.8	1.2	(19.3)

Realized gains (losses) on investments	24.9	2.7	10.2	(3.2)	5.9	(5.6)	(5.7)
Gains (losses) on derivatives					(6.3)	(0.0)	(0.0)
Gain on sale of reinsurance subsidiaries					15.0	0.0	0.0
Reserve increase on business sold through reinsurance							(14.4)
Restructuring charges	0.0	(14.3)	(3.2)	1.0	(19.5)	(1.2)	0.0

Income before Accounting Changes	(198.4)	(7.6)	(76.1)	(10.2)	9.9	(5.6)	(39.4)
Cumulative effect of accounting changes					(2.7)	(2.7)	0.0
Total Net Income (Loss)	(198.4)	(7.6)	(76.1)	(10.2)	7.2	(8.3)	(39.4)

	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter Ended	1999	1999	2000	2000	2000	2000

Revenue
Lincoln Financial Advisors	75.7	104.0	86.4	90.0	91.3	109.8
Lincoln Financial Distributors	26.4	34.2	29.3	28.1	27.5	35.0

Total Distribution	102.1	138.2	115.8	118.1	118.8	144.8
Reinsurance	403.7	575.1	392.7	458.9	457.9	461.0
Amortization of deferred gain on indemnity reinsurance*
Other [Including Consolidating Adjustments]	(64.8)	(147.0)	(67.6)	(86.7)	(79.2)	(59.2)

Operating Revenue	441.0	566.4	440.9	490.3	497.5	546.6

Realized gains (losses) on investments	14.2	0.0	(0.8)	(1.3)	(3.4)	0.4
Gains (losses) on derivatives
Gain on sale of reinsurance subsidiaries

Total Revenue	455.2	566.4	440.2	489.0	494.1	547.0

Income (Loss)
Lincoln Financial Advisors	(5.3)	2.7	(7.4)	(2.9)	(3.1)	1.6
Lincoln Financial Distributors	(2.1)	(3.7)	(3.3)	(5.2)	(5.0)	(5.1)

Total Distribution	(7.4)	(1.0)	(10.7)	(8.1)	(8.0)	(3.4)
Reinsurance	2.2	(19.5)	31.9	25.8	28.2	36.6
Amortization of deferred gain on indemnity reinsurance*
LNC Financing	(19.9)	(21.6)	(21.9)	(22.2)	(20.9)	(19.8)
Other Corporate	(2.4)	(1.4)	(5.7)	(1.5)	1.6	(9.8)

Inc (Loss) from Oper	(27.5)	(43.5)	(6.5)	(5.9)	0.9	3.5

Realized gains (losses) on investments	9.8	1.3	(0.4)	(0.8)	(3.2)	1.2
Gains (losses) on derivatives
Gain on sale of reinsurance subsidiaries
Reserve increase on business sold through reinsurance
Restructuring charges	(3.2)	0.0	0.0	0.0	0.0	1.0

Income before Accounting Changes	(20.9)	(42.2)	(6.8)	(6.8)	(2.3)	5.7
Cumulative effect of accounting changes
Total Net Income (Loss)	(20.9)	(42.2)	(6.8)	(6.8)	(2.3)	5.7

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter Ended	2001	2001	2001	2001	2002	2002

Revenue
Lincoln Financial Advisors	81.2	83.8	78.9	116.7	75.9	78.1
Lincoln Financial Distributors	25.7	20.7	32.0	35.0	29.4	29.3

Total Distribution	106.9	104.5	111.0	151.7	105.3	107.4
Reinsurance	515.1	451.4	467.4	265.6
Amortization of deferred gain on indemnity reinsurance*				20.4	24.1	22.1
Other [Including Consolidating Adjustments]	(80.5)	(105.2)	(76.0)	(98.7)	(32.2)	(33.4)

Operating Revenue	541.5	450.7	502.3	339.0	97.1	96.1

Realized gains (losses) on investments	(10.0)	1.4	(12.8)	29.5	(4.9)	(3.8)
Gains (losses) on derivatives	0.1	(0.1)	(0.0)	(9.7)	0.1	(0.1)
Gain on sale of reinsurance subsidiaries				12.8	0.0

Total Revenue	531.6	452.0	489.5	371.7	92.3	92.2

Income (Loss)
Lincoln Financial Advisors	(6.8)	(12.3)	(4.2)	7.4	(9.1)	(7.7)
Lincoln Financial Distributors	(6.9)	(11.5)	(7.8)	(4.5)	(6.2)	(7.3)

Total Distribution	(13.8)	(23.8)	(12.0)	3.0	(15.4)	(15.0)
Reinsurance	46.8	34.1	17.2	30.7	0.0
Amortization of deferred gain on indemnity reinsurance*				12.9	15.7	14.4
LNC Financing	(21.7)	(22.0)	(19.5)	(14.7)	(8.2)	(9.6)
Other Corporate	(0.5)	2.0	1.5	(5.3)	(4.1)	2.9

Inc (Loss) from Oper	10.9	(9.7)	(12.9)	26.5	(12.0)	(7.3)

Realized gains (losses) on investments	(6.5)	1.0	(8.3)	19.7	(3.3)	(2.4)
Gains (losses) on derivatives	0.1	(0.1)	(0.0)	(6.3)	0.1	(0.1)
Gain on sale of reinsurance subsidiaries	0.0	0.0	0.0	15.0	0.0
Reserve increase on business sold through reinsurance						(14.4)
Restructuring charges	0.0	(1.2)	0.0	(18.3)	0.0

Income before Accounting Changes	4.4	(10.0)	(21.2)	36.7	(15.2)	(24.2)
Cumulative effect of accounting changes	(0.4)	(2.2)	0.0	(0.0)	0.0
Total Net Income (Loss)	4.0	(12.2)	(21.2)	36.7	(15.2)	(24.2)

*	The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

06/30/02	PAGE 27

Consolidated Domestic Retail Deposits/Account Balances
Unaudited [Billions of Dollars]

						YTD	YTD
						Jun	Jun
	1997	1998	1999	2000	2001	2001	2002

Deposits — For the Year
Lincoln Retirement — Fixed Annuities	1.632	1.452	2.563	2.074	3.342	1.228	1.759
Lincoln Retirement — Variable Annuities	2.695	2.791	2.553	3.165	3.067	1.590	1.595
Lincoln Retirement — Life Insurance	0.000	0.000	0.017	0.014	0.012	0.007
Life Insurance Segment — Life Insurance	0.384	1.207	1.698	1.884	1.934	0.895	1.018
Inv Mgmt — Annuities	2.163	2.238	1.561	1.782	1.702	0.944	1.191
Inv Mgmt — Mutual Funds(1)	1.218	1.913	2.153	2.578	1.522	0.838	1.014
Inv Mgmt — Wrap Fee & Other	0.533	0.596	0.550	0.525	0.468	0.268	0.354
Consolidating Adjustments	(0.966)	(1.041)	(0.499)	(0.406)	(1.039)	(0.465)	(0.680)

Gross Deposits	7.658	9.157	10.597	11.617	11.008	5.305	6.250
Account Balances — End of Year
Lincoln Retirement — Fixed Annuities	15.458	16.505	16.791	15.394	16.491
Lincoln Retirement — Variable Annuities	27.346	33.358	41.493	39.427	34.638
Lincoln Retirement — Life Insurance		0.155	0.160	0.149
Life Insurance Segment — Life Insurance	3.038	9.243	10.217	10.847	11.377
Inv Mgmt — Annuities	10.991	14.257	15.557	13.527	11.835
Inv Mgmt — Mutual Funds(1)	12.484	13.528	13.632	13.261	11.552
Inv Mgmt — Wrap Fee & Other	2.403	2.512	1.618	1.342	1.719
Consolidating Adjustments	(6.806)	(8.891)	(9.175)	(7.753)	(6.717)

Account Balances	64.914	80.512	90.288	86.205	81.044

	Sep	Dec	Mar	Jun	Sep	Dec
	1999	1999	2000	2000	2000	2000

Deposits — For the Quarter
Lincoln Retirement — Fixed Annuities	0.678	0.741	0.589	0.490	0.513	0.482
Lincoln Retirement — Variable Annuities	0.634	0.634	0.797	0.793	0.729	0.846
Lincoln Retirement — Life Insurance	0.004	0.005	0.003	0.003	0.004	0.004
Life Insurance Segment — Life Insurance	0.399	0.526	0.424	0.411	0.428	0.622
Inv Mgmt — Annuities	0.332	0.409	0.379	0.358	0.456	0.589
Inv Mgmt — Mutual Funds(1)	0.514	0.587	0.876	0.586	0.554	0.562
Inv Mgmt — Managed Acct. & Other	0.116	0.079	0.148	0.106	0.140	0.131
Consolidating Adjustments	(0.096)	(0.118)	(0.099)	(0.062)	(0.100)	(0.145)

Gross Deposits	2.581	2.864	3.116	2.685	2.724	3.091

Account Balances — End of Quarter
Lincoln Retirement — Fixed Annuities	16.934	16.791	16.244	15.884	15.660	15.394
Lincoln Retirement — Variable Annuities	35.613	41.493	44.640	43.097	42.743	39.427
Lincoln Retirement — Life Insurance	0.128	0.155	0.169	0.165	0.166	0.160
Life Insurance Segment — Life Insurance	9.726	10.217	10.470	10.538	10.716	10.847
Inv Mgmt — Annuities	14.036	15.557	15.557	14.888	14.853	13.527
Inv Mgmt — Mutual Funds(1)	12.938	13.632	14.671	14.069	14.571	13.261
Inv Mgmt — Managed Acct. & Other	1.579	1.618	1.309	1.304	1.256	1.342
Consolidating Adjustments	(8.387)	(9.175)	(8.768)	(8.419)	(8.644)	(7.753)

Account Balances	82.567	90.288	94.292	91.526	91.322	86.205

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Mar	Jun	Sep	Dec	Mar	Jun
	2001	2001	2001	2001	2002	2002

Deposits — For the Quarter
Lincoln Retirement — Fixed Annuities	0.560	0.668	0.896	1.218	0.906	0.853
Lincoln Retirement — Variable Annuities	0.887	0.703	0.684	0.793	0.808	0.787
Lincoln Retirement — Life Insurance	0.003	0.004	0.003	0.002
Life Insurance Segment — Life Insurance	0.418	0.477	0.434	0.605	0.440	0.577
Inv Mgmt — Annuities	0.542	0.403	0.434	0.324	0.590	0.601
Inv Mgmt — Mutual Funds(1)	0.484	0.354	0.335	0.348	0.452	0.562
Inv Mgmt — Managed Acct. & Other	0.140	0.127	0.074	0.126	0.160	0.194
Consolidating Adjustments	(0.262)	(0.202)	(0.295)	(0.279)	(0.309)	(0.371)

Gross Deposits	2.771	2.534	2.566	3.137	3.047	3.203

Account Balances — End of Quarter
Lincoln Retirement — Fixed Annuities	15.430	15.551	16.051	16.491	16.533	16.909
Lincoln Retirement — Variable Annuities	34.733	36.961	30.506	34.638	35.150	31.206
Lincoln Retirement — Life Insurance	0.147	0.157	0.134	0.149
Life Insurance Segment — Life Insurance	10.764	11.066	10.939	11.377	11.667	11.759
Inv Mgmt — Annuities	11.822	12.532	10.714	11.835	11.920	10.896
Inv Mgmt — Mutual Funds(1)	11.530	12.215	10.726	11.552	11.597	11.033
Inv Mgmt — Managed Acct. & Other	1.653	1.774	1.635	1.719	1.821	1.847
Consolidating Adjustments	(6.834)	(7.007)	(6.023)	(6.717)	(6.684)	(6.007)

Account Balances	79.245	83.250	74.682	81.044	82.005	77.644

Total Domestic Net Flows
Unaudited [Billions of Dollars]

					YTD	YTD
					Jun	Jun
For the Year	1998	1999	2000	2001	2001	2002

Lincoln Retirement	(1.244)	(1.165)	(2.874)	0.105	(0.787)	0.311
Life Insurance Segment	0.113	0.985	1.158	1.163	0.541	0.621
Investment Management Segment- Retail(1)	1.772	(2.209)	(1.499)	(0.379)	(0.167)	0.257
Consolidating Adjustments	(0.158)	1.276	1.406	(0.150)	(0.016)	(0.123)

Total Retail Net Flows	0.483	(1.114)	(1.810)	0.739	(0.427)	1.066
Investment Management Segment- Institutional	(2.702)	(2.240)	(5.694)	(0.228)	0.027	1.185

Total Net Flows	(2.219)	(3.354)	(7.504)	0.511	(0.400)	2.252

	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter	1999	1999	2000	2000	2000	2000

Lincoln Retirement	(0.193)	(0.490)	(0.700)	(0.682)	(0.812)	(0.681)
Life Insurance Segment	0.197	0.327	0.242	0.235	0.277	0.404
Investment Management Segment- Retail(1)	(0.300)	(0.410)	(0.879)	(0.364)	(0.315)	0.059
Consolidating Adjustments	0.313	0.463	0.717	0.342	0.194	0.152

Total Retail Net Flows	0.016	(0.111)	(0.620)	(0.470)	(0.656)	(0.065)
Investment Management Segment- Instit	0.816	(1.479)	(2.611)	(1.056)	(0.983)	(1.043)

Total Net Flows	0.832	(1.590)	(3.231)	(1.526)	(1.639)	(1.109)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter	2001	2001	2001	2001	2002	2002

Lincoln Retirement	(0.590)	(0.196)	0.261	0.631	0.088	0.223
Life Insurance Segment	0.237	0.304	0.239	0.383	0.236	0.385
Investment Management Segment- Retail(1)	(0.019)	(0.148)	(0.120)	(0.091)	0.091	0.167
Consolidating Adjustments	0.019	(0.034)	(0.081)	(0.053)	(0.037)	(0.086)

Total Retail Net Flows	(0.354)	(0.073)	0.299	0.870	0.378	0.688
Investment Management Segment- Instit	(0.418)	0.445	(0.155)	(0.102)	0.730	0.455

Total Net Flows	(0.772)	0.372	0.144	0.768	1.108	1.143

NOTE: Excludes amounts reported as Assets Under Management — Insurance Assets
(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000. See details on pages 22 and 23.

1

06/30/02	PAGE 28

Consolidated Investment Data
Unaudited [Millions of Dollars except as noted]

December 31	1997	1998	1999	2000	2001

Assets Managed by Source LNC’s Investments and Cash:
Fixed maturity securities	24.066	30.233	27.689	27.450	28.346
Equity securities	0.660	0.543	0.604	0.550	0.470
Other investments	5.092	7.154	7.286	7.369	7.297

Total LNC Investments(1)	29.819	37.929	35.578	35.369	36.113
Separate accounts	37.139	43.409	53.654	50.580	44.833
Cash and Invested Cash	3.795	2.433	1.896	1.927	3.095
Discontinued Operations Total LNC	70.752	83.772	91.128	87.876	84.042

Non-affiliate assets managed	48.331	50.061	49.314	43.397	42.199
Total Assets Managed	119.083	133.833	140.443	131.273	126.241

Assets Managed by Advisor Investment Management segment(1)	56.457	61.488	61.374	53.354	48.411
(See page 22 for additional detail) DLIA-Corp	35.684	39.432	35.934	35.686	38.119
(Assets managed internally-see page 22) Lincoln (UK)	6.775	7.573	8.589	7.873	6.847
Policy Loans (within business units)	0.763	1.840	1.892	1.961	1.940
Non-LNC Affiliates	19.404	23.500	32.654	32.399	30.924
Total Assets Managed	119.083	133.833	140.443	131.273	126.241

	Sep	Dec	Mar	Jun	Sep	Dec
End of Quarter	1999	1999	2000	2000	2000	2000

Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities	28.708	27.689	27.745	27.078	27.264	27.450
Equity securities	0.507	0.604	0.588	0.560	0.570	0.550
Other investments	7.317	7.286	7.442	7.419	7.471	7.369

Total LNC Investments(1)	36.532	35.578	35.775	35.057	35.305	35.369
Separate accounts	46.229	53.654	56.908	54.924	54.411	50.580
Cash and invested cash	2.343	1.896	1.510	1.619	1.436	1.927

Total LNC	85.104	91.128	94.192	91.601	91.152	87.876

Non-affiliate assets managed	48.068	49.314	47.150	45.945	45.119	43.397
Total Assets Managed	133.172	140.443	141.342	137.546	136.271	131.273

Assets Managed by Advisor
Investment Management segment(1)	58.869	61.375	58.712	56.986	55.998	53.355
(See page 23 for additional detail) DLIA-Corp	36.820	35.934	35.541	34.891	34.981	35.686
(Assets managed internally-see page 23) Lincoln (UK)	7.849	8.589	8.423	8.058	7.838	7.873
Policy Loans (within business units)	1.863	1.892	1.896	1.915	1.936	1.961
Non-LNC Affiliates	27.771	32.653	36.770	35.696	35.518	32.397
Total Assets Managed	133.172	140.443	141.342	137.546	136.271	131.273

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Mar	Jun	Sep	Dec	Mar	Jun
End of Quarter	2001	2001	2001	2001	2002	2002

Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities	27.811	27.874	28.932	28.346	28.841	29.725
Equity securities	0.560	0.534	0.478	0.470	0.439	0.419
Other investments	7.374	7.388	7.379	7.297	7.084	7.016

Total LNC Investments(1)	35.744	35.796	36.788	36.113	36.363	37.160
Separate accounts	44.506	47.140	39.480	44.833	44.917	40.580
Cash and invested cash	2.015	1.502	1.996	3.095	1.700	2.265

Total LNC	82.266	84.438	78.264	84.042	82.979	80.005

Non-affiliate assets managed	41.904	44.069	39.198	42.199	43.708	43.031
Total Assets Managed	124.170	128.507	117.462	126.241	126.687	123.036

Assets Managed by Advisor
Investment Management segment(1)	48.208	50.737	44.957	48.413	50.001	48.738
(See page 23 for additional detail) DLIA-Corp	36.324	36.018	37.337	38.119	37.171	38.476
(Assets managed internally-see page 23) Lincoln (UK)	7.012	7.027	6.474	6.847	6.772	6.753
Policy Loans (within business units)	1.947	1.947	1.943	1.940	1.918	1.906
Non-LNC Affiliates	30.679	32.778	26.750	30.923	30.825	27.162
Total Assets Managed	124.170	128.507	117.462	126.241	126.687	123.036

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000. See details on pages 22 and 23.

06/30/02	PAGE 29

Consolidated Investment Data
Unaudited [Millions of Dollars except as noted]

						YTD	YTD
						Jun	Jun
For the Year Ended December 31	1997	1998	1999	2000	2001	2001	2002

Net Investment Income
Fixed Maturity Securities	1832.1	2065.8	2232.9	2148.7	2121.0	1053.9	1046.3
Equity Securities	19.1	22.8	20.1	19.5	17.6	8.8	7.6
Mortgage loans on real estate	279.2	383.6	369.2	373.8	374.5	188.0	179.7
Real estate	99.4	86.8	64.1	51.8	49.5	25.9	24.2
Policy loans	44.5	99.5	116.5	125.0	125.3	62.8	61.3
Invested cash	102.4	156.8	110.3	87.2	68.4	42.3	21.5
Other investments	20.6	88.4	51.8	66.8	69.5	37.9	17.7

Investment revenue	2397.3	2903.7	2964.8	2872.8	2825.8	1419.5	1358.1
Investment expense	146.6	222.3	157.3	125.7	146.2	72.8	59.1
Net Investment Income	2250.8	2681.4	2807.5	2747.1	2679.6	1346.8	1299.1

Gross-up of Tax Exempt Income	12.7	11.6	8.1	7.8	7.2	3.5	3.5
Adjusted Net Invest Income	2263.5	2693.0	2815.6	2754.9	2686.8	1350.3	1302.6

Mean Invested Assets (Cost Basis)	30337.3	36573.8	39027.5	37471.3	37616.9	37166.3	38202.7
Ratio of Adjusted Net Invest Inc Over Mean Invested Assets	7.46%	7.36%	7.21%	7.35%	7.14%	7.27%	6.82%
Investment Gains
Realized Gains (Losses) on Investments	72.9	13.7	3.8	(17.5)	(68.7)	(24.8)	(120.3)
Gains(Losses) on Derivatives	0.0	0.0	0.0	0.0	(4.9)	0.1	0.4
Incr (Decr) in Unreal Gains on Sec Avail-for-Sale (after DAC/Tax)	159.6	116.4	(1018.1)	477.7	183.7	64.1	129.9
Incr (Decr) on Derivatives*					3.9	27.0	1.3
Incr (Decr) in Foreign Exchange	(20.3)	3.8	(19.9)	(8.1)	(30.0)	(37.3)	30.0
Incr (Decr) in minimum pension liability					(36.0)	0.0	(1.9)
Securities Available-for-Sale
[Billions of Dollars at End of Year]
Fixed Maturity Sec (Market)	24.066	30.233	27.689	27.450	28.346	27.874	29.725
Fixed Maturity Sec (Adjusted Cost)	22.624	28.640	28.357	27.373	27.956	27.681	29.133
Equity Securities (Market)	0.660	0.543	0.604	0.550	0.470	0.534	0.419
Equity Securities (Adjusted Cost)	0.518	0.437	0.482	0.458	0.444	0.477	0.374
% of Fixed Maturity Securities (Based on Market)
Treasuries and AAA	27.6%	25.6%	22.8%	22.1%	17.2%	19.3%	18.2%
AA or better	35.1%	32.6%	29.8%	29.2%	23.6%	26.0%	25.0%
BB or less	7.3%	7.0%	8.0%	6.7%	8.3%	7.8%	6.4%

	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter Ended	1999	1999	2000	2000	2000	2000

Net Investment Income
Fixed Maturity Securities	551.2	548.0	541.3	544.4	525.3	537.7
Equity Securities	3.9	6.9	3.7	5.7	3.6	6.5
Mortgage loans on real estate	94.7	94.5	92.0	95.1	94.4	92.3
Real estate	13.7	12.5	11.2	12.5	11.8	16.3
Policy loans	29.4	29.9	30.7	30.9	30.5	32.9
Invested cash	32.4	22.0	27.2	15.1	26.5	18.4
Other investments	9.9	20.9	35.1	2.0	26.9	2.9

Investment revenue	735.2	734.9	741.1	705.7	719.1	706.9
Investment expense	38.1	34.8	30.0	31.8	29.0	34.8

Net Investment Income	697.1	700.1	711.1	673.8	690.0	672.1

Gross-up of Tax Exempt Income	1.7	2.6	1.5	2.3	1.4	2.6
Adjusted Net Invest Income	698.7	702.7	712.6	676.1	691.5	674.7

Mean Invested Assets (Cost Basis)	39111.8	38438.6	38237.4	37306.1	37250.8	37090.8
Ratio of Adjusted Net Invest Inc Over Mean Invested Assets	7.15%	7.31%	7.45%	7.25%	7.43%	7.28%
Investment Gains
Realized Gains (Losses) on Investments	4.1	1.6	(0.4)	(6.7)	(11.6)	1.2
Gains (Losses) on Derivatives	0.0	0.0	0.0	0.0	0.0	0.0
Incr (Decr) in Unreal Gains on Sec Avail-for-Sale (after DAC/Tax)	(102.7)	(361.9)	54.5	(145.4)	218.8	349.8
Incr (Decr) on Derivatives*
Incr (Decr) in Foreign Exchange	19.6	(10.2)	(7.3)	(0.9)	(2.0)	2.0
Incr (Decr) in minimum pension liability
Securities Available-for-Sale
[Billions of Dollars at End of Year]
Fixed Maturity Sec (Market)	28.708	27.689	27.745	27.078	27.264	27.450
Fixed Maturity Sec (Adjusted Cost)	28.974	28.357	28.295	27.788	27.727	27.373
Equity Securities (Market)	0.507	0.604	0.588	0.560	0.570	0.550
Equity Securities (Adjusted Cost)	0.414	0.482	0.475	0.446	0.450	0.458
% of Fixed Maturity Securities (Based on Market)
Treasuries and AAA	24.2%	22.8%	22.7%	22.3%	22.3%	22.1%
AA or better	31.1%	29.8%	29.5%	29.3%	29.4%	29.2%
BB or less	7.5%	8.0%	7.4%	7.4%	6.8%	6.7%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter Ended	2001	2001	2001	2001	2002	2002

Net Investment Income
Fixed Maturity Securities	526.9	527.0	536.9	530.1	522.5	523.8
Equity Securities	1.0	7.8	3.7	5.1	3.4	4.3
Mortgage loans on real estate	95.7	92.4	94.2	92.4	89.5	90.2
Real estate	12.8	13.1	12.7	10.9	12.3	11.9
Policy loans	31.4	31.4	31.0	31.6	30.2	31.1
Invested cash	22.5	19.8	14.8	11.3	12.4	9.1
Other investments	19.6	18.2	28.2	3.5	7.8	9.8

Investment revenue	709.9	709.7	721.4	684.8	678.0	680.2
Investment expense	36.1	36.6	35.2	38.2	29.9	29.2

Net Investment Income	673.7	673.1	686.2	646.6	648.1	651.0

Gross-up of Tax Exempt Income	0.5	3.0	1.5	2.1	1.5	2.0
Adjusted Net Invest Income	674.2	676.1	687.7	648.7	649.7	653.0

Mean Invested Assets (Cost Basis)	37238.0	37094.5	37685.8	38449.3	38169.9	38235.5
Ratio of Adjusted Net Invest Inc Over Mean Invested Assets	7.24%	7.29%	7.30%	6.75%	6.81%	6.83%
Investment Gains
Realized Gains (Losses) on Investments	(13.4)	(11.5)	(23.8)	(20.0)	(67.6)	(52.7)
Gains (Losses) on Derivatives	(0.1)	0.2	(0.4)	(4.6)	0.1	0.3
Incr (Decr) in Unreal Gains on Sec Avail-for-Sale (after DAC/Tax)	178.4	(114.2)	171.8	(52.2)	(163.9)	293.8
Incr (Decr) on Derivatives*	23.3	3.7	(6.7)	1.2	1.2	0.0
Incr (Decr) in Foreign Exchange	(17.8)	(19.5)	22.2	(14.9)	(12.8)	42.8
Incr (Decr) in minimum pension liability				(36.0)	0.7	(2.6)
Securities Available-for-Sale
[Billions of Dollars at End of Year]
Fixed Maturity Sec (Market)	27.811	27.874	28.932	28.346	28.841	29.725
Fixed Maturity Sec (Adjusted Cost)	27.367	27.681	28.253	27.956	28.831	29.133
Equity Securities (Market)	0.560	0.534	0.478	0.470	0.439	0.419
Equity Securities (Adjusted Cost)	0.507	0.477	0.453	0.444	0.398	0.374
% of Fixed Maturity Securities (Based on Market)
Treasuries and AAA	20.3%	19.3%	17.9%	17.2%	17.8%	18.2%
AA or better	27.1%	26.0%	24.3%	23.6%	24.7%	25.0%
BB or less	7.2%	7.8%	7.2%	8.3%	7.5%	6.4%

*	2001 includes the cumulative effect of accounting change related to the adjustment recorded upon adoption of FAS #133.

06/30/02	PAGE 30

Common Stock / Debt Information
Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31	1991	1992	1993	1994	1995

Common Stock [1]
Highest Price	13.813	19.032	24.125	22.188	26.875
Lowest Price	9.500	12.625	17.344	17.313	17.313
Closing Price	13.688	18.500	21.750	17.500	26.875
Dividend Payout Ratio [2]	63.5%	38.9%	52.6%	51.0%	39.7%
Yield [3]	5.3%	4.1%	3.8%	4.9%	3.4%
Preferred Stock Dividend (Millions)	13.033	17.246	17.212	17.119	8.644
Debt: (End of Period)
Senior Debt Ratings
A.M. Best
Fitch		AA	AA-	AA-	AA-
Moody’s		A2	A2	A1	A2
Standard and Poors		A+	A+	A+	A
Claims Paying Ratings:
Lincoln Life — A.M. Best		A+	A+	A+	A+
Lincoln Life — Fitch		AAA	AAA	AAA	AA+
Lincoln Life — Moody’s		A1	A1	Aa3	Aa3
Lincoln Life — Standard & Poors		AA-	AA-	AA-	AA-
First Penn — A.M. Best*		A	A+	A+	A+
First Penn — Fitch
First Penn — Moody’s
First Penn — Standard & Poors*		AA-	AA-	AA-	AA-
LLA of New York — A.M. Best*
LLA of New York — Fitch*
LLA of New York — Moody’s
LLA of New York — Standard & Poors*
Ratios
Debt to Total Capitalization [4]		25.7%	21.1%	19.9%	22.8%
Debt to Equity [4]		34.7%	26.7%	24.9%	29.5%

[Additional columns below]

[Continued from above table, first column(s) repeated]

For the Year Ended December 31	1996	1997	1998	1999	2000	2001

Common Stock [1]
Highest Price	28.500	39.063	49.438	57.500	56.375	52.750
Lowest Price	20.375	24.500	33.500	36.000	22.625	38.000
Closing Price	26.250	39.063	40.907	40.000	47.313	48.570
Dividend Payout Ratio [2]	38.2%	22.8%	43.9%	50.5%	38.3%	41.9%
Yield [3]	3.7%	2.7%	2.7%	2.9%	2.6%	2.6%
Preferred Stock Dividend (Millions)	0.112	0.106	0.100	0.089	0.078	0.071
Debt: (End of Period)
Senior Debt Ratings
A.M. Best					a	a
Fitch	AA-	AA-	A+	A+	A+	A+
Moody’s	A2	A2	A2	A2	A3	A3
Standard and Poors	A	A	A-	A-	A-	A-
Claims Paying Ratings:
Lincoln Life — A.M. Best	A+	A+	A	A	A	A
Lincoln Life — Fitch	AA+	AA+	AA+	AA+	AA	AA
Lincoln Life — Moody’s	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life — Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-
First Penn — A.M. Best*	A+	A+	A	A	A	A
First Penn — Fitch		AA+	AA +	AA+	AA	AA
First Penn — Moody’s		A1	A1	A1	A1	A1
First Penn — Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York — A.M. Best*	A+	A+	A	A	A	A
LLA of New York — Fitch*		AA+	AA+	AA+	AA	AA
LLA of New York — Moody’s	A1	A1	A1	A1	A1	A1
LLA of New York — Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-
Ratios
Debt to Total Capitalization [4]	18.8%	17.0%	21.2%	23.2%	20.8%	21.4%
Debt to Equity [4]	23.1%	20.5%	26.9%	30.3%	26.3%	27.2%

	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter Ended	1999	1999	2000	2000	2000	2000

Common Stock:
Highest Price	57.500	48.313	41.375	40.063	56.375	50.938
Lowest Price	36.000	36.500	22.625	29.000	35.625	40.875
Closing Price	37.563	40.000	33.500	36.125	48.125	47.313
Yield [3]	2.9%	2.9%	3.5%	3.2%	2.4%	2.6%
Preferred Stock Dividend	0.027	0.014	0.022	0.022	0.021	0.013
(Millions)
Debt: (End of Period)
Senior Debt Ratings
A.M. Best					a	a
Fitch	A+	A+	A+	A+	A+	A+
Moody’s	A2	A2	A2	A2	A2	A3
Standard and Poors	A-	A-	A-	A-	A-	A-
Claims Paying Ratings:
Lincoln Life — A.M. Best	A	A	A	A	A	A
Lincoln Life — Fitch	AA+	AA+	AA+	AA+	AA+	AA
Lincoln Life — Moody’s	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life — Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-
First Penn — A.M. Best*	A	A	A	A	A	A
First Penn — Fitch	AA+	AA+	AA+	AA+	AA+	AA
First Penn — Moody’s	A1	A1	A1	A1	A1	A1
First Penn — Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York — A.M. Best*	A	A	A	A	A	A
LLA of New York — Fitch*	AA+	AA+	AA+	AA+	AA+	AA
LLA of New York — Moody’s	A1	A1	A1	A1	A1	A1
LLA of New York — Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-
Ratios
Debt to Total Capitalization [4]	22.0%	23.2%	23.3%	21.8%	21.2%	20.8%
Debt to Equity [4]	28.3%	30.3%	30.4%	28.0%	27.0%	26.3%
[Additional columns below]

[Continued from above table, first column(s) repeated]

	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter Ended	2001	2001	2001	2001	2002	2002

Common Stock:
Highest Price	48.250	52.300	52.750	49.450	53.650	52.540
Lowest Price	38.000	41.280	41.000	40.000	47.200	40.750
Closing Price	42.470	51.750	46.630	48.570	50.730	42.000
Yield [3]	2.9%	2.4%	2.6%	2.6%	2.5%	3.0%
Preferred Stock Dividend	0.019	0.018	0.017	0.017	0.017	0.016
(Millions) Debt: (End of Period)
Senior Debt Ratings A.M. Best	a	a	a	a	a	a
Fitch	A+	A+	A+	A+	A+	A+
Moody’s	A3	A3	A3	A3	A3	A3
Standard and Poors	A-	A-	A-	A-	A-	A-
Claims Paying Ratings:
Lincoln Life — A.M. Best	A	A	A	A	A	A+
Lincoln Life — Fitch	AA	AA	AA	AA	AA	AA
Lincoln Life — Moody’s	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life — Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-
First Penn — A.M. Best*	A	A	A	A	A	A+
First Penn — Fitch	AA	AA	AA	AA	AA	AA
First Penn — Moody’s	A1	A1	A1	A1	A1	A1
First Penn — Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York — A.M. Best*	A	A	A	A	A	A+
LLA of New York — Fitch*	AA	AA	AA	AA	AA	AA
LLA of New York — Moody’s	A1	A1	A1	A1	A1	A1
LLA of New York — Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-
Ratios
Debt to Total Capitalization [4]	22.2%	21.2%	21.1%	21.4%	22.7%	22.6%
Debt to Equity [4]	28.5%	27.0%	26.7%	27.2%	29.4%	29.2%

• Rating based on affiliation with Lincoln Life
[1] Stock prices shown above include 2-for-1 splits in June 1993, and June 1999
[2] Indicated dividend divided by net income
[3] Indicated dividend divided by the closing price
[4] Equity used in calculation assumes securities at cost. Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50% debt and 50% equity.

Return on Equity/Return on Capital:
In order to accommodate the various perspectives, LNC presents two separate Return on Equity numbers on pages 2, 5 and 6 of this Statistical Report. “Net Income Divided by Average Shareholders’ Equity” tends to fluctuate from period to period due to the realization of gains and losses on investments or sale of subsidiaries. “Income from Operations Divided by Average Shareholders’ Equity” is less volatile but leaves out an important element of earnings for a company that has a long-term goal of enhancing shareholder value by realizing investment gains.

Return on capital measures the effectiveness of LNC’s use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back after-tax interest expense) by average capital. The difference between return on capital and return on equity presents the effect of leveraging on LNC’s consolidated results.